 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 29, 1997

                                               SECURITIES ACT FILE NO. 33-40332
                                       INVESTMENT COMPANY ACT FILE NO. 811-6304
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                         PRE-EFFECTIVE AMENDMENT NO.                        [_]

                      POST-EFFECTIVE AMENDMENT NO. 8                        [X]
                                    AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]

                             AMENDMENT NO. 9                                [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                               ----------------

              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

             800 SCUDDERS MILL ROAD                                  08536
             PLAINSBORO, NEW JERSEY                                (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (609) 282-2800

                                 ARTHUR ZEIKEL
              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.
                800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
       MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                  COPIES TO:

         COUNSEL FOR THE FUND:                       PHILIP L. KIRSTEIN, ESQ.
           BROWN & WOOD LLP                            MERRILL LYNCH ASSET
        ONE WORLD TRADE CENTER                              MANAGEMENT
     NEW YORK, NEW YORK 10048-0557                        P.O. BOX 9011
     ATTENTION: THOMAS R. SMITH, JR.            PRINCETON, NEW JERSEY 08543-9011

                               ----------------

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):
     [X] immediately upon filing pursuant to paragraph (b)
     [_] on (date) pursuant to paragraph (b)
     [_] 60 days after filing pursuant to paragraph (a)(1)
     [_] on (date) pursuant to paragraph (a)(1)
     [_] 75 days after filing pursuant to paragraph (a)(2)
     [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

  IF APPROPRIATE, CHECK THE FOLLOWING BOX:
     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               ----------------

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON JULY 21, 1997.

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                             PROPOSED         PROPOSED
  TITLE OF SECURITIES   AMOUNT OF SHARES MAXIMUM OFFERING MAXIMUM AGGREGATE    AMOUNT OF
   BEING REGISTERED     BEING REGISTERED  PRICE PER UNIT   OFFERING PRICE*  REGISTRATION FEE
--------------------------------------------------------------------------------------------
Shares of Common Stock
 (par value $0.10 per
 share)................    14,903,981         $10.05          $329,992            $100

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
*(1) The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940.

 (2) The total amount of securities redeemed or repurchased during Registrant's previous fiscal year was 14,871,146 shares.
 (3) None of the shares described in (2) above have been used for reduction pursuant to Rule 24e-2(a) or Rule 24f-2(c) under the Investment Company Act of 1940 in previous filings during Registrant's current fiscal year.

 (4) All of the shares redeemed during Registrant's previous fiscal year are being used for the reduction of the registration fee in this amendment to the Registration Statement.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.
                      REGISTRATION STATEMENT ON FORM N-1A

                               ----------------

                             CROSS REFERENCE SHEET

 N-
 1A ITEM NO.                                                      LOCATION
 -----------                                                      --------
 Part A
  Item 1.    Cover Page........................  Cover Page
  Item 2.    Synopsis..........................  Prospectus Summary and Fee Table
  Item 3.    Condensed Financial Information...  Financial Highlights
  Item 4.    General Description of              Investment Objective and Policies;
             Registrant........................   Additional Information
  Item 5.    Management of the Fund............  Fee Table; Management of the Fund; Inside
                                                  Back Cover Page
  Item 5A.   Management's Discussion of Fund
              Performance......................  Not Applicable
  Item 6.    Capital Stock and Other             Cover Page; Purchase of Shares; Redemption
             Securities........................   of Shares; Shareholder Services;
                                                  Additional Information
  Item 7.    Purchase of Securities Being        Cover Page; Fee Table; Merrill Lynch Select
             Offered...........................   Pricing SM System; Purchase of Shares;
                                                  Shareholder Services; Additional
                                                  Information; Inside Back Cover Page
  Item 8.    Redemption or Repurchase..........  Fee Table; Merrill Lynch Select Pricing SM
                                                  System; Purchase of Shares; Redemption of
                                                  Shares
  Item 9.    Pending Legal Proceedings.........  Not Applicable
 Part B
  Item 10.   Cover Page........................  Cover Page
  Item 11.   Table of Contents.................  Back Cover Page
  Item 12.   General Information and History...  Not Applicable
  Item 13.   Investment Objectives and
             Policies..........................  Investment Objective and Policies
  Item 14.   Management of the Fund............  Management of the Fund
  Item 15.   Control Persons and Principal
              Holders of Securities............  Management of the Fund; General Information
  Item 16.   Investment Advisory and Other
              Services.........................  Management of the Fund; Purchase of Shares;
                                                  General Information
  Item 17.   Brokerage Allocation and Other
              Practices........................  Portfolio Transactions and Brokerage;
                                                  Financial Statements
  Item 18.   Capital Stock and Other
             Securities........................  General Information
  Item 19.   Purchase, Redemption and Pricing
              of Securities Being Offered......  Purchase of Shares; Redemption of Shares;
                                                  Determination of Net Asset Value;
                                                  Shareholder Services
  Item 20.   Tax Status........................  Distributions and Taxes
  Item 21.   Underwriters......................  Purchase of Shares
  Item 22.   Calculation of Performance Data...  Performance Data
  Item 23.   Financial Statements..............  Financial Statements

Part C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

AUGUST 29, 1997

              MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Adjustable Rate Securities Fund, Inc. (the "Fund") is a diversified, open-end management investment company that seeks high current income consistent with a policy of limiting the degree of fluctuation in net asset value of Fund shares resulting from movements in interest rates. The Fund seeks to achieve this objective by investing primarily in a portfolio of adjustable rate securities, consisting principally of mortgage-backed and asset-backed securities. The Fund does not, however, attempt to maintain a constant net asset value per share. The Fund may engage in various portfolio strategies to enhance income and to hedge its portfolio against investment and interest rate risks, including the use of interest rate transactions, options on portfolio securities, financial futures contracts and options on such futures. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 12.

                               ----------------

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select PricingSM System" on page 6.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from other securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1, and for participants in certain fee-based programs the minimum initial purchase is $500 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's Transfer Agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                               ----------------

THESE SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE COMMISSION  NOR HAS THE  SECURITIES AND EXCHANGE  COMMISSION PASSED
  UPON THE  ACCURACY OR ADEQUACY  OF THIS PROSPECTUS.  ANY REPRESENTATION TO
   THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated August 29, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------

                MERRILL LYNCH ASSET MANAGEMENT -- MANAGER

           MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                       PROSPECTUS SUMMARY AND FEE TABLE

  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information.

THE FUND

  Merrill Lynch Adjustable Rate Securities Fund, Inc. (the "Fund") is a diversified open-end management investment company.

INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek high current income consistent with a policy of limiting the degree of fluctuation in the net asset value of Fund shares from movements in interest rates. The Fund will seek to achieve its objective by investing at least 65% of its total assets in adjustable rate securities ("Adjustable Rate Securities"). Adjustable Rate Securities bear interest at rates that adjust at periodic intervals in conjunction with changes in market levels of interest rates. The Adjustable Rate Securities in which the Fund will invest will consist principally of mortgage-backed and asset-backed securities. Such securities will be issued or guaranteed by agencies or instrumentalities of the United States or be rated at least AA by Standard & Poor's Ratings Group ("Standard & Poor's") or Aa by Moody's Investors Service, Inc. ("Moody's"). The Fund may engage in various portfolio strategies to enhance income and to hedge its portfolio against investment and interest rate risks, including the use of interest rate transactions, options on portfolio securities, financial futures contracts and options on such futures. There can be no assurance that the investment objective of the Fund will be realized.

  The Fund may invest up to 35% of its total assets in debt securities which are not Adjustable Rate Securities, including fixed rate treasury bills, notes and bonds, fixed rate mortgage and asset related securities, and derivative securities relating thereto, including stripped securities. Such securities must be issued or guaranteed by agencies or instrumentalities of the United States or be rated "investment grade" by Standard & Poor's (currently AAA, AA, A and BBB) or Moody's (currently Aaa, Aa, A and Baa). No more than 10% of the Fund's total assets will be invested in securities rated in the lowest category of investment grade. The Fund may also invest in debentures issued by the Federal National Mortgage Association. The Fund also, under normal circumstances, may invest up to 35% of its total assets in money market securities rated in the highest rating category by Standard & Poor's or Moody's and, for temporary or defensive purposes, may invest up to 100% of its assets in such money market securities. See "Investment Objective and Policies."

SPECIAL CONSIDERATIONS AND RISK FACTORS

  The types of securities in which the Fund invests have certain unique attributes that warrant special consideration or that present risks that may not exist in other types of mutual fund investments. Some of these considerations and risks pertain to the characteristics of mortgage-backed securities ("MBSs") or asset-backed securities ("ABSs") generally, while others are peculiar to Adjustable Rate Securities. One of the principal risks regarding MBSs and, to a lesser extent, ABSs is the risk of prepayments. Prepayment rates are affected by changes in prevailing interest rates and numerous economic, geographic, social and other factors. The special considerations and risks inherent in investments in MBSs and ABSs are discussed under "Investment Objective and Policies--Special Considerations and Risk Factors."

THE MANAGER

  The Fund's investment adviser is Merrill Lynch Asset Management, L.P. (the "Manager" or "MLAM"). The Manager is owned and controlled by Merrill Lynch & Co., Inc., a financial services holding company and the parent of Merrill Lynch. The Manager, or an affiliate of the Manager, Fund Asset Management, L.P. ("FAM"), acts as the investment adviser for more than 140 registered investment companies. MLAM and FAM also offer portfolio management and portfolio analysis services to individuals and institutions. As of July 31, 1997, the Manager and FAM had a total of approximately $267.2 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of MLAM. See "Management of the Fund-- Management and Advisory Arrangements."

PURCHASE AND REDEMPTION OF SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. See "Merrill Lynch Select Pricing SM System" and "Purchase of Shares."

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all its net investment income. Dividends from such net investment income will be declared daily prior to the determination of net asset value on that day and paid monthly. All net realized long-term and short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. See "Additional Information-- Dividends and Distributions."

DETERMINATION OF NET ASSET VALUE

  The net asset value of the Fund is determined by the Manager once daily, 15 minutes after the close of business on the New York Stock Exchange ("NYSE") (generally, 4:00 P.M., New York time), on each day during which the NYSE is open for trading. See "Additional Information--Determination of Net Asset Value."

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                         CLASS A(a)        CLASS B(b)         CLASS C    CLASS D
                         ----------        ----------         -------    -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price).......   4.00%(c)           None              None      4.00%(c)
 Sales Charge Imposed on
  Dividend
  Reinvestments.........   None               None              None      None
 Deferred Sales Charge
  (as a percentage of
  original purchase
  price or redemption
  proceeds, whichever is
  lower)................   None(d)   4.0% during the first  1.0% for one  None(d)
                                     year, decreasing 1.0%    year(f)
                                     annually thereafter to
                                     0.0% after the fourth
                                     year(e)
 Exchange Fee...........   None               None              None      None
ANNUAL FUND OPERATING
 EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 NET ASSETS)
 Management Fees(g).....   0.50%              0.50%            0.50%      0.50%
 12b-1 Fees(h):
  Account Maintenance
   Fees.................   None               0.25%            0.25%      0.25%
  Distribution Fees.....   None               0.50%            0.55%      None
                                     (Class B shares
                                     convert to Class D
                                     shares automatically
                                     after approximately
                                     ten years and cease
                                     being subject to
                                     distribution fees)
 Other Expenses:
   Custodial Fees.......   0.02%              0.02%             0.02%     0.02%
   Shareholder Servicing
    Costs(i)............   0.09%              0.10%             0.10%     0.08%
   Other................   0.28%              0.28%             0.28%     0.28%

                           ----               ----              ----      ----
     Total Other
      Expenses..........   0.39%              0.40%             0.40%     0.38%

                           ----               ----              ----      ----
 Total Fund Operating
  Expenses..............   0.89%              1.65%             1.70%     1.13%

                           ====               ====              ====      ====

--------

(a)Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and certain participants in fee-based programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 31 and "Shareholder Services-- Fee-Based Programs"--page 43.
(b)Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 33.

(c)Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares-- Initial Sales Charge Alternatives--Class A and Class D Shares"--page 31.

(d)Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 43.

                                        (Footnotes continued on next page)

(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 43.

(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 43.

(g) See "Management of the Fund--Management and Advisory Arrangements"--page
    28.

(h) See "Purchase of Shares--Distribution Plans"--page 37.

(i) See "Management of the Fund--Transfer Agency Services"--page 29.

EXAMPLE:

                                                  CUMULATIVE EXPENSES PAID
                                                     FOR THE PERIOD OF:
                                               -------------------------------
                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
An investor would pay the following expenses
 on a $1,000 investment including the maximum
 $40 initial sales charge (Class A and Class D
 shares only) and assuming (1) the Total Fund
 Operating Expenses for each class set forth
 on page 4; (2) a 5% annual return throughout
 the periods and (3) redemption at the end of
 the period (including any applicable CDSC for
 Class B and Class C shares):
  Class A.....................................  $49     $67    $ 87     $145
  Class B.....................................  $57     $72    $ 90     $195
  Class C.....................................  $27     $54    $ 92     $201
  Class D.....................................  $51     $74    $100     $172
An investor would pay the following expenses
 on the same $1,000 investment assuming no
 redemption at the end of the period:
  Class A.....................................  $49     $67    $ 87     $145
  Class B.....................................  $17     $52    $ 90     $195
  Class C.....................................  $17     $54    $ 92     $201
  Class D.....................................  $51     $74    $100     $172

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATE OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's Transfer Agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                    MERRILL LYNCH SELECT PRICING SM SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by MLAM or an affiliate of MLAM, FAM. Funds advised by MLAM or FAM that use the Merrill Lynch Select PricingSM System are referred to herein as "MLAM-advised mutual funds."

  Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."

                                             ACCOUNT
                                           MAINTENANCE DISTRIBUTION       CONVERSION
  CLASS          SALES CHARGE(/1/)             FEE         FEE             FEATURE
------------------------------------------------------------------------------------------
    A          Maximum 4.00% initial           No           No                No
              sales charge(/2/),(/3/)
------------------------------------------------------------------------------------------
    B     CDSC for a period of four years,    0.25%       0.50%      B shares convert to
              at a rate of 4.0% during                              D shares automatically
          the first year, decreasing 1.0%                            after approximately
                  annually to 0.0%(/4/)                                 ten years(/5/)
------------------------------------------------------------------------------------------
    C       1.0% CDSC for one year(/6/)       0.25%       0.55%               No
------------------------------------------------------------------------------------------
    D          Maximum 4.00% initial          0.25%         No                No
                 sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A .75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Class A" and "Class D" below.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares of the Fund. Eligible investors include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML&Co.") and its subsidiaries (the term "subsidiaries" when used herein with respect to ML&Co., includes the Manager, FAM and certain other entities directly or indirectly wholly owned and controlled by ML&Co.) and their directors and employees, and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 4.00%, is reduced for purchases of $25,000 and over, and waived for purchases by certain retirement plans and participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but, if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25%, an ongoing distribution fee of 0.50% of the Fund's average net assets attributable to Class B shares and a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans are modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.55% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a 1.0% CDSC if they are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Class A, Class B, Class C and Class D share holdings will count toward a right of accumulation that qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all of their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges."

                             FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements and the independent auditors' report thereon for the fiscal year ended May 31, 1997 are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.

  The following per share data and ratios have been derived from the information provided in the financial statements.

                                    CLASS A                                        CLASS B
                          ------------------------------ ----------------------------------------------------------------
                          FOR THE YEAR    FOR THE PERIOD                 FOR THE YEAR                      FOR THE PERIOD
                          ENDED MAY 31,   OCT. 21, 1994+                 ENDED MAY 31,                     AUG. 2, 1991+
                          --------------    TO MAY 31,   ------------------------------------------------    TO MAY 31,
                          1997++  1996++       1995       1997++    1996++     1995      1994      1993         1992
                          ------  ------  -------------- --------  --------  --------  --------  --------  --------------
INCREASE (DECREASE) IN
 NET ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....  $ 9.54  $ 9.55     $   9.46    $   9.53  $   9.56  $   9.53  $   9.76  $   9.92     $  10.00
                          ------  ------     --------    --------  --------  --------  --------  --------     --------
 Investment income--
  net...................     .59     .56          .36         .51       .52       .46       .32       .40          .52
 Realized and unrealized
  gain (loss) on
  investments--net......     .10     .03          .09         .09      (.02)      .04      (.24)     (.16)        (.08)
                          ------  ------     --------    --------  --------  --------  --------  --------     --------
Total from investment
 operations.............     .69     .59          .45         .60       .50       .50       .08       .24          .44
                          ------  ------     --------    --------  --------  --------  --------  --------     --------
Less dividends from
 investment
 income--net............    (.58)   (.60)        (.36)       (.51)     (.53)     (.47)     (.31)     (.40)        (.52)
                          ------  ------     --------    --------  --------  --------  --------  --------     --------
Net asset value, end of
 period.................  $ 9.65  $ 9.54     $   9.55    $   9.62  $   9.53  $   9.56  $   9.53  $   9.76     $   9.92
                          ======  ======     ========    ========  ========  ========  ========  ========     ========
TOTAL INVESTMENT
 RETURN:**
Based on net asset value
 per share..............    7.48%   6.41%        4.85%#      6.44%     5.34%     5.48%      .77%     2.48%        4.33%#
                          ======  ======     ========    ========  ========  ========  ========  ========     ========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, net of
 reimbursement..........     .89%    .81%         .87%*      1.65%     1.59%     1.59%     1.46%     1.40%        1.36%*
                          ======  ======     ========    ========  ========  ========  ========  ========     ========
Expenses................     .89%    .81%         .87%*      1.65%     1.59%     1.59%     1.46%     1.40%        1.47%*
                          ======  ======     ========    ========  ========  ========  ========  ========     ========
Investment income--net..    6.13%   6.20%        6.18%*      5.35%     5.45%     4.88%     3.20%     4.15%        6.07%*
                          ======  ======     ========    ========  ========  ========  ========  ========     ========
SUPPLEMENTAL DATA:
Net assets, end of
 period (in thousands)..  $  265  $  281     $    345    $106,061  $137,387  $202,334  $374,376  $689,593     $887,110
                          ======  ======     ========    ========  ========  ========  ========  ========     ========
Portfolio turnover......   18.48%  25.30%      102.55%      18.48%    25.30%   102.55%    60.38%   104.71%       94.72%
                          ======  ======     ========    ========  ========  ========  ========  ========     ========

--------
 * Annualized.
** Total investment returns exclude the effect of sales loads.
 + Commencement of Operations.
++ Based on average shares outstanding during the period.
 # Aggregate total investment return.

                                    CLASS C                                     CLASS D
                          ------------------------------ ----------------------------------------------------------
                                             FOR THE                                                     FOR THE
                          FOR THE YEAR        PERIOD                  FOR THE YEAR                       PERIOD
                          ENDED MAY 31,   OCT. 21, 1994+              ENDED MAY 31,                   AUG. 2, 1991+
                          --------------    TO MAY 31,   -------------------------------------------   TO MAY 31,
                          1997++  1996++       1995      1997++   1996++    1995     1994     1993        1992
                          ------  ------  -------------- -------  -------  -------  -------  -------  -------------
INCREASE (DECREASE) IN
 NET ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....  $ 9.53  $ 9.56      $ 9.46     $  9.52  $  9.55  $  9.53  $  9.76  $  9.92     $ 10.00
                          ------  ------      ------     -------  -------  -------  -------  -------     -------
 Investment income--
  net...................     .50     .48         .31         .57      .56      .51      .37      .45         .56
 Realized and unrealized
  gain (loss) on
  investments--net......     .11     .01         .10         .09     (.01)     .03     (.24)    (.16)       (.08)
                          ------  ------      ------     -------  -------  -------  -------  -------     -------
Total from investment
 operations.............     .61     .49         .41         .66      .55      .54      .13      .29         .48
                          ------  ------      ------     -------  -------  -------  -------  -------     -------
Less dividends from
 investment income--
 net....................    (.51)   (.52)       (.31)       (.56)    (.58)    (.52)    (.36)    (.45)       (.56)
                          ------  ------      ------     -------  -------  -------  -------  -------     -------
Net asset value, end of
 period.................  $ 9.63  $ 9.53      $ 9.56     $  9.62  $  9.52  $  9.55  $  9.53  $  9.76     $  9.92
                          ======  ======      ======     =======  =======  =======  =======  =======     =======
TOTAL INVESTMENT
 RETURN:**
Based on net asset value
 per share..............    6.51%   5.30%       4.47%#      7.11%    5.91%    5.91%    1.28%    2.99%       4.75%#
                          ======  ======      ======     =======  =======  =======  =======  =======     =======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, net of
 reimbursement..........    1.70%   1.57%       1.68%*      1.13%    1.06%    1.08%     .96%     .91%        .87%*
                          ======  ======      ======     =======  =======  =======  =======  =======     =======
Expenses................    1.70%   1.57%       1.68%*      1.13%    1.06%    1.08%     .96%     .91%        .96%*
                          ======  ======      ======     =======  =======  =======  =======  =======     =======
Investment income--net..    5.34%   5.40%       5.51%*      5.87%    5.98%    5.44%    3.69%    4.79%       6.54%*
                          ======  ======      ======     =======  =======  =======  =======  =======     =======
SUPPLEMENTAL DATA:
Net assets, end of
 period (in thousands)..  $5,315  $3,078      $1,409     $13,267  $12,800  $16,993  $23,043  $51,398     $80,411
                          ======  ======      ======     =======  =======  =======  =======  =======     =======
Portfolio turnover......   18.48%  25.30%     102.55%      18.48%   25.30%  102.55%   60.38%  104.71%      94.72%
                          ======  ======      ======     =======  =======  =======  =======  =======     =======

--------
 * Annualized.
** Total investment returns exclude the effect of sales loads.
 + Commencement of Operations.
++ Based on average shares outstanding during the period.
 # Aggregate total investment return.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek high current income consistent with a policy of limiting the degree of fluctuation in the net asset value of Fund shares from movements in interest rates. The Fund will seek to achieve its objective by investing at least 65% of its total assets in adjustable rate securities ("Adjustable Rate Securities"). Adjustable Rate Securities bear interest at rates that adjust at periodic intervals in conjunction with changes in market levels of interest rates. The Adjustable Rate Securities in which the Fund will invest will consist principally of mortgage-backed and asset-backed securities. Such securities will be issued or guaranteed by agencies or instrumentalities of the United States or be rated at least AA by Standard & Poor's Ratings Group ("Standard & Poor's") or Aa by Moody's Investors Service, Inc. ("Moody's"). The investment objective and policies set forth in the first two sentences of this paragraph are fundamental policies and may not be changed without shareholder approval.

  The Fund may invest up to 35% of its total assets in debt securities that are not Adjustable Rate Securities, including fixed rate treasury bills, notes and bonds, fixed rate mortgage and asset related securities, and derivative securities relating thereto, including stripped securities. Such securities must be issued or guaranteed by agencies or instrumentalities of the United States or be rated "investment grade" by Standard & Poor's or Moody's. Securities rated investment grade are obligations rated at the time of purchase within the four highest quality ratings as determined by either Standard & Poor's (currently AAA, AA, A and BBB) or Moody's (currently Aaa, Aa, A and Baa). No more than 10% of the Fund's total assets will be invested in securities rated in the lowest category of investment grade. The Fund may also invest in debentures issued by the Federal National Mortgage Association. The Fund also, under normal circumstances, may invest up to 35% of its total assets in money market securities rated in the highest rating category by Standard & Poor's or Moody's and, for temporary or defensive purposes, may invest up to 100% of its assets in such money market securities.

  The Fund will invest at least 65% of its total assets in Adjustable Rate Securities. The distinguishing feature of Adjustable Rate Securities is that interest payments made thereon will vary in relation to a specified index, typically at a spread over such index. Merrill Lynch Asset Management, L.P., the Fund's manager (the "Manager"), believes that because of the characteristics of Adjustable Rate Securities, a portfolio of such securities is likely to generate current income in excess of a portfolio of money market securities but with less volatility in market value (and consequently, the Fund's net asset value) than fixed rate mortgage-backed or asset-backed securities and other fixed rate debt obligations of comparable maturity. At the same time, however, the Fund's net asset value will be more volatile than that of a portfolio of money market securities. Additionally, if interest rates decrease, the Fund may experience a lower total return than a fund investing in fixed-rate long-term debt, such as U.S. Treasury bonds.

  The Adjustable Rate Securities in which the Fund will invest will consist principally of mortgage-backed securities (herein sometimes referred to as "MBSs") and asset-backed securities (herein sometimes referred to as "ABSs"). MBSs are securities that directly or indirectly represent an interest in, or are backed by and payable from, mortgage loans secured by real property. ABSs generally consist of structures similar to MBSs, except that the underlying asset pools are comprised of credit card, automobile or other types of receivables, or of commercial loans (receivables and commercial loans are together referred to herein as "financial assets"). MBSs and ABSs are issued in structured financings wherein the sponsor securitizes the underlying mortgage loans or financial assets in order to liquify the underlying assets or to achieve certain other financial goals. The special considerations and risks inherent in investments in MBSs and ABSs are discussed more fully below. See "Investment Objective and Policies--Special Considerations and Risk Factors."

  The Adjustable Rate Securities in which the Fund may invest may also include debentures of the Federal National Mortgage Association which bear interest at an adjustable rate. See "Investment Objective and Policies--Description of Other Securities" for a description of such debentures.

TYPES OF ISSUERS/QUALITY STANDARDS

  The Fund intends to invest primarily in mortgage-backed and asset-backed securities. The MBSs in which the Fund may invest will primarily be either guaranteed by the Government National Mortgage Association ("GNMA"), or issued by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Certain of the ABSs in which the Fund will invest will be guaranteed by the Small Business Administration ("SBA").

  Certain of the MBSs and ABSs in which the Fund may invest will be issued by private issuers. Privately issued MBSs and ABSs may take a form similar to pass-through MBSs issued by agencies or instrumentalities of the United States, described below, or may be structured in a manner similar to other types of ABSs or MBSs, also described below. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of any of the above. With respect to the Adjustable Rate Securities comprising at least 65% of the Fund's total assets, securities issued by private issuers must be rated at least AA by Standard & Poor's or Aa by Moody's or, if unrated, be of comparable quality as determined by the Manager. The rating may be based, in part, on certain types of credit enhancements issued in respect of those securities. Such credit enhancements may include insurance policies, bank letters of credit, guarantees by third parties or protections afforded by the structure of a particular transaction (e.g., the use of reserve funds, over-collateralization or the issuance of subordinated securities as protection for more senior securities being purchased by the Fund). In purchasing securities for the Fund, the Manager will take into account not only the creditworthiness of the issuer of the securities, but also the creditworthiness of the provider of any external credit enhancement of the securities.

  Up to 35% of the Fund's total assets may be invested in securities rated in rating categories below AA by Standard & Poor's or Aa by Moody's. Any such rated securities will be rated investment grade by Standard & Poor's or Moody's. Securities rated investment grade are obligations rated at the time of purchase within the four highest quality ratings as determined by either Standard & Poor's (currently AAA, AA, A and BBB) or Moody's (currently Aaa, Aa, A and Baa). The Fund may also invest in unrated securities which possess characteristics which are, in the opinion of the Manager, similar to those of securities rated at least BBB or Baa. Securities rated BBB by Standard & Poor's or Baa by Moody's and comparable unrated securities may be subject to greater market price fluctuations and are considered more speculative than more highly rated securities with respect to the capacity to pay interest and repay principal in accordance with the terms of the security. In purchasing such securities, the Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of the issuer of such securities. The Manager will take into consideration, among other things, the underwriting standards of the originator of the underlying loans, applicable loan-to-value ratios, regional pressures affecting the housing market, the type of property underlying the loans, and the general sensitivity of the securities to economic conditions and trends. Similarly, if an issue of securities rated at the time of purchase in one of the two highest rating categories by Standard & Poor's or Moody's ceases to be rated, or its rating is reduced, the Manager will consider such factors as price, credit risk, market conditions and interest rates to determine whether to continue to hold the securities in the Fund's portfolio. No more than 10% of the Fund's total assets will be invested in securities rated in the lowest category of investment grade or in comparable unrated securities. A description of applicable ratings is contained in the Appendix to the Statement of Additional Information.

  GNMA, FNMA and FHLMC are agencies or instrumentalities of the United States, and MBSs issued or guaranteed by them are generally considered to be of higher quality than privately issued securities rated AA or Aa. GNMA MBSs are guaranteed by GNMA and consist of pass-through interests in pools of mortgage loans guaranteed or insured by agencies or instrumentalities of the United States. FNMA and FHLMC MBSs are issued by FNMA and FHLMC, respectively, and most often represent pass-through interests in pools of similarly insured or guaranteed mortgage loans or pools of conventional mortgage loans or participations therein. GNMA, FNMA and FHLMC "pass-through" MBSs are so-named because they represent undivided interests in the underlying mortgage pools and a pro rata share of both regular interest and principal payments (net of fees assessed by GNMA, FNMA and FHLMC and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the MBSs (i.e., the Fund). As described more fully below, FNMA and FHLMC also may issue types of mortgage-backed securities other than pass-through MBSs.

  Timely payment of principal and interest on GNMA MBSs is guaranteed by GNMA, a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development, which guarantee is backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, guarantees timely payment of principal and interest on FNMA MBSs. FHLMC, a corporate instrumentality of the United States, guarantees (i) the timely payment of interest on all FHLMC MBSs, (ii) the ultimate collection of principal with respect to some FHLMC MBSs, and
(iii) the timely payment of principal with respect to other FHLMC MBSs. Neither the obligations of FNMA nor those of FHLMC are backed by the full faith and credit of the United States. Nevertheless, because of the relationship of each such entity to the United States, it is widely believed that MBSs issued by such entities are high quality securities with minimal credit risk.

  The SBA is an independent agency of the United States, and ABSs guaranteed by the SBA carry a guarantee of both principal and interest. The guarantee given by the SBA is backed by the full faith and credit of the United States.

  Set forth below is a description of the mortgage and asset related securities in which the Fund may invest. The Fund may invest in other similar types of mortgage and asset related securities, including those which may be developed in the future, without shareholder approval.

DESCRIPTION OF ADJUSTABLE RATE SECURITIES

  As stated above, the Fund will invest primarily in Adjustable Rate Securities. The interest paid on Adjustable Rate Securities and, therefore, the current income earned by the Fund by investing in such securities, will be a function primarily of the indexes upon which adjustments are based and the applicable spread relating to such securities. Examples of indexes which may be used are (i) one, three and five year U.S. Treasury securities adjusted to a constant maturity index, (ii) U.S. Treasury bills of three or six months,
(iii) the daily

Bank Prime Loan Rate made available by the Federal Reserve Board, (iv) the cost of funds of member institutions for the Federal Home Loan Bank of San Francisco ("COFI"), and (v) the offered quotations to leading banks in the London interbank market for Eurodollar deposits of a specified duration ("LIBOR").

  The interest rates paid on Adjustable Rate Securities are generally readjusted periodically to an increment over the chosen interest rate index. Such readjustments typically occur at intervals ranging from one to sixty months. The degree of volatility in the market value of the Fund's portfolio and of the net asset value of Fund shares will be a function primarily of the length of the adjustment period and the degree of volatility in the applicable indexes. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively. The Fund does not seek to maintain an overall average cap or floor, although the Manager will consider caps or floors in selecting Adjustable Rate Securities for the Fund.

  While the Fund does not attempt to maintain a constant net asset value per share, during periods in which short-term interest rates move within the caps and floors of the Fund's portfolio the fluctuation in the market value of the Adjustable Rate Securities portfolio is expected to be relatively limited, since the interest rate on the portfolio will adjust to market rates within a short period of time. In periods of substantial short-term volatility in short-term interest rates, the value of the portfolio may fluctuate more substantially because the caps and floors of the Adjustable Rate Securities in the portfolio may not permit the interest rate to adjust to the full extent of the movements in short-term rates during any one adjustment period. In the event of dramatic increases in interest rates, the lifetime caps on the Adjustable Rate Securities may prevent such securities from adjusting to prevailing rates over the term of the loan. In this circumstance, the market value of the Adjustable Rate Securities may be substantially reduced with a corresponding decline in the Fund's net asset value.

  Mortgaged-Backed Securities. The Fund will invest in pass-through mortgage-backed securities which are collateralized by a pool of adjustable rate mortgages ("ARMs") on single-family, multi-family residences or commercial properties. ARMs typically provide for a fixed initial interest rate for the first three to sixty scheduled monthly payments. Thereafter, the payment of interest on the remaining principal amount of the ARM is at a rate which is adjusted on a periodic basis at a spread over the specified index. Thus, interest payments on ARMs (and, consequently, on adjustable rate MBSs) will increase or decrease with fluctuations in the specified index, subject to any applicable caps and floors. Principal payments on the loan are generally amortized over the stated term of the ARM and there is usually no penalty for prepayment of principal.

  In addition, the Fund will invest in collateralized mortgage obligations ("CMOs") paying adjustable rates of interest. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by pass-through MBSs guaranteed by GNMA, or issued by FNMA or FHLMC. They may, however, also be collateralized by whole loans or by pass-through MBSs of private issuers. The collateral for CMOs is hereinafter referred to as "CMO Collateral." The term CMO as used herein also includes multi-class pass-through securities, which are equity interests in a trust composed of CMO Collateral. CMOs may be issued by agencies or instrumentalities of the United States, including FNMA and FHLMC, or by the types of private issuers described above. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC").

  The funds for payment on the CMOs are derived from payments of principal and interest on the underlying CMO Collateral, and, to the extent provided in a particular transaction, any reinvestment income therefrom. In the case of adjustable rate CMOs, payments are made generally in the manner described above with respect to Adjustable Rate Securities generally. The interest on some CMOs, however, may vary inversely with the rate of a specified index. Thus, for example, the return to the Fund on a CMO that varies inversely with LIBOR will increase as the LIBOR rate decreases, and vice versa. Since the interest paid on inverse floating rate CMOs is generally set at some multiple of an index such as LIBOR, an increase in the index rate will typically result in an even greater decrease in the interest paid on the CMOs. See "Indexed and Inverse Securities" below.

  Most CMOs are structured with multiple classes. Each class is issued at a fixed or, as in the case of adjustable rate CMOs, a floating coupon rate, and has a specified maturity or final distribution date. The interest rate paid on CMOs with a floating coupon rate may adjust regardless of whether the mortgage loans or underlying CMO Collateral pay a fixed or a floating rate. Principal prepayments on the CMO Collateral may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the CMO Collateral may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the CMO Collateral are applied to the classes of the CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. In other structures, certain CMO classes may pay concurrently or one or more classes may have a priority with respect to payments on the underlying CMO Collateral up to a specified amount.

  Asset-Backed Securities. The Fund will invest in various types of Adjustable Rate Securities in the form of ABSs. The securitization techniques used in the context of ABSs are similar to those used for MBSs. Thus, through the use of trusts and special purpose corporations, various types of receivables, primarily home equity loans and automobile and credit card receivables, are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. ABSs are typically bought or sold from or to the same entities that act as primary dealers in U.S. Government securities.

  The Fund's investments in Adjustable Rate Securities consisting of ABSs may include pass-through securities collateralized by SBA guaranteed loans whose interest rates adjust in much the same fashion as described above with respect to ARMs. Such loans generally include commercial loans such as working capital loans and equipment loans. The underlying loans are originally made by private lenders and are guaranteed in part by the SBA. It is the guaranteed portion of such loans that constitute the underlying financial assets in these ABSs.

  In general, the collateral supporting ABSs is of shorter maturity than mortgage loans and may be less likely to experience substantial prepayments. As with MBSs, ABSs are often backed by a pool of assets representing the obligations of a number of different parties. Currently, pass-through securities collateralized by SBA guaranteed loans and home equity loans are the most prevelant ABSs which are Adjustable Rate Securities. Investments in ABSs that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be considered illiquid and limited to an amount which, together with other illiquid investments, does not exceed 10% of the value of the Fund's total assets.

  Indexed and Inverse Securities. As described above, the Fund may invest in Adjustable Rate Securities whose potential investment return is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in an Adjustable Rate Security that pays interest and returns principal based on the change in an index of interest rates such as LIBOR. Interest and principal payable on a security may also be based on relative changes among particular indices. In addition, the Fund may invest in Adjustable Rate Securities whose potential investment return is inversely based on the change in particular indices. For example, the Fund may invest in securities that pay a higher rate of interest and principal when a particular index decreases and pay a lower rate of interest and principal when the value of the index increases. To the extent that the Fund invests in such types of securities, it will be subject to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

  Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market value of such securities will generally be more volatile than the market values of fixed-rate securities. The Fund believes that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Fund to seek potential investment rewards, hedge other portfolio positions, or vary the degree of portfolio leverage relatively efficiently under different market conditions.

DESCRIPTION OF OTHER SECURITIES

  The Fund may invest up to 35% of its total assets in securities other than Adjustable Rate Securities, either alone or in combination with money market securities. Other securities in which the Fund may invest consist principally of fixed rate MBSs and ABSs, stripped securities, and fixed rate debt securities of FNMA which are not MBSs.

  Fixed rate MBSs in which the Fund may invest consist primarily of fixed rate pass-through securities and fixed rate CMOs. As in the case of Adjustable Rate Securities, these fixed rate securities may be issued either by agencies or instrumentalities of the United States or by the types of private issuers described above. Similarly, the basic structures with respect to fixed rate MBSs are the same as those described above with respect to Adjustable Rate Securities. The principal difference between fixed rate securities and Adjustable Rate Securities is that the interest rate on the former type of securities is set at a predetermined amount and does not vary according to changes in any index. As in the case of Adjustable Rate Securities, fixed rate ABSs reflect basically the same structures as fixed rate MBSs.

  Stripped mortgage-backed securities ("SMBSs") are derivative multiclass mortgage-backed securities. Such securities are typically issued by the same types of issuers as are MBSs generally. The structure of SMBSs, however, is different. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal-only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest-only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While the Fund may purchase securities of a PO class, it is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs which represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, the Fund generally will purchase IOs only as a component of so-called "synthetic" securities. This means that purchases of IOs will be matched with certain purchases of other securities such as inverse floating rate CMOs or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on the Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the fixed rate securities. IOs and POs are considered by the staff of the Commission to be illiquid securities and, consequently, the Fund will not invest in IOs or POs in an amount which, taken together with the Fund's other investments in illiquid securities, exceeds 10% of the Fund's net assets.

  The Fund may also purchase debentures issued by FNMA. FNMA debentures are unsecured general obligations of FNMA. FNMA's obligations have traditionally been treated as "U.S. Agency" debt in the marketplace and are eligible for investment by many supervised financial institutions without regard to legal limits generally imposed on investment securities. However, the debentures (together with interest thereon) are not guaranteed by the United States and do not constitute a debt or obligation of the United States or of any agency or instrumentality thereof other than FNMA. The debentures generally are issued in book-entry form and are offered through a nationwide group of securities dealers and dealer banks. FNMA does not generally sell its debentures directly to investors. The debentures typically bear interest at fixed rates per annum, payable semiannually in arrears and computed on the basis of a 360-day year of twelve 30-day months.

DESCRIPTION OF MONEY MARKET SECURITIES

  The money market securities in which the Fund may invest consist of United States Government securities, United States Government agency or instrumentality securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short-term debt securities such as commercial paper and other corporate debt, and repurchase agreements. These investments must have a maturity not in excess of one year from the date of purchase.

  The Fund has established the following standards with respect to money market securities in which the Fund invests. Commercial paper investments at the time of purchase must be rated "A-1" by Standard & Poor's or "Prime-1" by Moody's or, if not rated, be issued by companies having such a rating with respect to comparable short-term debt securities. Investments in corporate bonds and debentures (which must have maturities at the date of purchase of one year or less) will be limited to securities of issuers which, at the time of purchase, have a rating with respect to comparable short-term debt of A-1 by Standard & Poor's or Prime-1 by Moody's. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation.

SPECIAL CONSIDERATIONS AND RISK FACTORS

  The types of securities in which the Fund invests have certain unique attributes that warrant special consideration or that present risks that may not exist in other types of mutual fund investments. Some of these considerations and risks pertain to the characteristics of MBSs or ABSs generally, while others are peculiar to Adjustable Rate Securities. One of the principal risks regarding MBSs and, to a lesser extent, ABSs is the risk of prepayments. From time to time, prepayment rates on MBSs have been high. The rate of principal prepayments on MBSs will depend on the rates of principal payments on the related mortgages. In general, when prevailing mortgage interest rates decline significantly below the interest rates on the mortgages, the prepayment rate on the mortgages is likely to increase, although a number of other factors may also influence the prepayment rate, such as the acceleration of mortgage payments due to transfers of mortgaged properties, liquidations due to default and refinancings of existing loans. No assurance can be given as to the rate and timing of principal prepayments on mortgage loans underlying MBSs. High prepayment rates may have an adverse effect on the value of MBS securities and in particular SMBSs, such as IOs.

  Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. Such prepayments may usually be made by the related obligor without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous other economic, geographic, social and other factors. (ABSs backed by other than home equity loans do not generally prepay in response to changes in interest rates, but may be subject to prepayments in response to other factors.) Changes in the rate of prepayments will generally affect the yield to maturity of the security. Moreover, when the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest which is higher or lower than the rate on the MBS or ABS originally held. Another consideration is that to the extent that MBSs or ABSs are purchased at a premium, mortgage foreclosures and principal prepayments may result in loss to the extent of premium paid. On the other hand, where such securities are bought at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. The Manager will consider remaining maturities or estimated average lives of MBSs and ABSs in selecting them for the Fund. Finally, ABSs may present certain risks not present in MBSs. Additionally, assets underlying ABSs such as credit-card receivables are generally unsecured, and debtors are entitled to the protection of various state and Federal consumer protection laws. Some of those laws give a right of set-off, which may reduce the balance owed.

  Adjustable Rate Securities have several characteristics that should be considered before investing in the Fund. As indicated above, the interest rate reset features of Adjustable Rate Securities held by the Fund will reduce the effect on the net asset value of Fund shares caused by changes in market interest rates. See "Investment Objective and Policies--Description of Adjustable Rate Securities." However, the market value of Adjustable Rate Securities and, therefore, the Fund's net asset value, may vary to the extent that the current interest rate on such securities differs from market interest rates during periods between the interest reset dates. These variations in value occur inversely to changes in the market interest rates. Thus, if market interest rates rise above the current rates on the securities, the value of the securities will decrease; conversely, if market interest rates fall below the current rate on the securities, the value of the securities will rise. If investors in the Fund sold their shares during periods of rising rates before an adjustment occurred, such investors may suffer some loss. The longer the adjustment intervals on Adjustable Rate Securities held by the Fund, the greater the potential for fluctuations in the Fund's net asset value.

  Investors in the Fund will receive increased income as a result of upward adjustments of the interest rates on Adjustable Rate Securities held by the Fund in response to market interest rates. However, the Fund and its shareholders will not benefit from increases in market interest rates once such rates rise to the point where they cause the rates on such Adjustable Rate Securities to reach their maximum adjustment date, annual or lifetime caps. In addition, because of their interest rate adjustment feature, Adjustable Rate Securities are not an effective means of "locking-in" attractive interest rates for periods in excess of the adjustment period. Also a consideration, in the case of privately issued MBSs where the underlying mortgage assets carry no agency or instrumentality guarantee, is that the mortgagors on the loans underlying Adjustable Rate Securities are often qualified for such loans on the basis of the original payment amounts. The mortgagors' income may not be sufficient to enable them to continue making their loan payments as such payments increase, resulting in a greater likelihood of default. The Fund seeks to guard against this risk, however, through the Fund's quality standards, discussed above.

  Conversely, any benefits to the Fund and its shareholders from an increase in the Fund's net asset value caused by falling market interest rates is reduced by the potential for increased prepayments and a decline in the interest rates paid on Adjustable Rate Securities held by the Fund. When market rates decline significantly, the prepayment rate on Adjustable Rate Securities is likely to increase as borrowers refinance with fixed rate mortgage loans, thereby decreasing the capital appreciation potential of Adjustable Rate Securities. In this regard, the Fund is not designed for investors seeking capital appreciation.

  As described above under "Description of Adjustable Rate Securities--Indexed and Inverse Securities," the Fund may invest in Adjustable Rate Securities whose potential investment return is inversely based on the change in particular indices. Such securities may have the effect of providing a degree of investment leverage because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities.

PORTFOLIO STRATEGIES INVOLVING INTEREST RATE TRANSACTIONS, OPTIONS AND FUTURES

  The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in interest rates. The Fund has authority to engage in interest rate transactions in order to hedge against interest rate movements, purchase call and put options on securities, write (i.e., sell) covered call and put options on its portfolio securities, and engage in hedging transactions in financial futures, and related options on such futures. Each of these portfolio strategies is described below.

  Although certain risks are involved in interest rate, options and futures transactions, the Manager believes that, because the Fund will (i) write only covered options on portfolio securities, and (ii) engage in other transactions only for hedging purposes, these portfolio strategies will not subject the Fund to the risks frequently associated with the speculative use of such transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. Reference is made to the Statement of Additional Information for further information concerning these strategies.

  Interest Rate Hedging Transactions. In order to hedge the value of the Fund's portfolio against interest rate fluctuations, the Fund may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

  In an interest rate swap the Fund exchanges with another party their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, cash equivalents or high grade liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

  The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the highest two rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The Manager believes that the swap market is relatively liquid. Caps and floors, however, are less liquid than swaps. The Fund will not enter into a cap or floor transaction in an amount which, together with other illiquid investments of the Fund, exceeds 15% of the Fund's total assets.

  Call Options on Portfolio Securities. The Fund may purchase call options on any of the types of securities in which it may invest. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge against the price of the underlying security declining.

  Put Options on Portfolio Securities. The Fund is authorized to purchase put options to hedge against a decline in the value of its securities. By buying a put option the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also has authority to write (i.e., sell) put options on the types of securities which may be held by the Fund, provided that the Fund has segregated liquid securities having a value at least equal to the strike price of the put. The Fund will receive a premium for writing a put option, which increases the Fund's return. In selling puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

  Financial Futures and Options Thereon. The Fund is authorized to engage in transactions in financial futures contracts ("futures contracts"), and related options on such futures contracts as a hedge against adverse changes in the market value of its portfolio securities and interest rates. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. Transactions by the Fund in futures contracts and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

  The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities which may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

  The Fund also has authority to purchase and write call and put options on futures contracts in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of a security or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Fund intends to purchase.

  The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

  Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.

  When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

  An order has been obtained from the Commission which exempts the Fund from certain provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act") in connection with transactions involving futures contracts and options thereon.

  Restrictions on OTC Options. The Fund will engage in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, except to the extent set forth in the Statement of Additional Information, the Fund has adopted an investment policy pursuant to which it will not purchase or sell

OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable.

  Risk Factors in Interest Rate Transactions and Options and Futures Transactions. The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities which are the subject of such transaction. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the MBS or other security underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. In the case of a purchase by the Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid.

  Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. This risk particularly applies to the Fund's use of futures and options thereon since it will generally use such instruments as a so-called "cross-hedge," which means that the security that is the subject of the futures contract is different from the security being hedged by the contract. The Fund will not purchase puts, calls, straddles, spreads or any combination thereof if by reason thereof the premiums paid for the aggregate investments in such classes of securities exceed 5% of the Fund's total assets at the time of purchase.

  The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or an option related to a futures contract.

OTHER INVESTMENT POLICIES AND PRACTICES

  Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The Fund may not invest in repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's total assets would be invested in illiquid securities, including such repurchase agreements. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposal of the collateral.

  Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. During the period of this loan, the Fund receives the income on the loaned securities and either receives the income on the collateral or other compensation (i.e., negotiated loan premium or fee) for entering into the loan and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

  Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its approved custodian containing cash, cash equivalents or liquid high grade debt securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligations to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

  When-Issued Securities, Delayed Delivery Transactions and Dollar Rolls. The Fund may purchase or sell securities on a delayed delivery basis or a when-issued basis at fixed purchase terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the forward commitment.

  The Fund also may enter into "dollar rolls." A dollar roll is where the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is a segregated account with liquid securities in an amount equal to the forward price. Money market securities held by the Fund in such an account will not be subject to the general limitation that, other than for temporary or defensive purposes, the Fund will invest no more than 35% of its total assets in money market securities. Dollar rolls in which the Fund may invest will be limited to covered rolls.

  Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, the Fund will not invest more than 15% of its total assets in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale, certain investments in asset-backed and receivable-backed securities and restricted securities, unless the Fund's Board of Directors continuously determines, based on the trading markets for the specific restricted security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  The Board of Directors carefully monitors the Fund's investments in these securities purchased pursuant to Rule 144A, focusing on such factors, among others, as valuation, liquidity and availability of information. These investments in securities purchased pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

  Investment Restrictions. The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies that are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Directors without shareholder approval. As a non-fundamental policy, the Fund may not borrow money or pledge its assets in excess of 33 1/3% of its total assets taken at value (including the amount borrowed) and then only from banks as a temporary measure for the purpose of meeting redemption requests, distribution requirements under the Internal Revenue Code of 1986, as amended (the "Code"), or settlement of investment transactions, or for extraordinary or emergency purposes; provided, however, that for purposes of this restriction, transactions involving "cover" or for which segregated accounts have been established as described herein under "Investment Objective and Policies--Portfolio Strategies Involving Interest Rate Transactions, Options and Futures" and "Investment Objective and Policies--Other Investment Policies and Practices" shall not be considered a borrowing. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but intends only to borrow to meet redemption requests, to meet such distribution requirements, to settle investment transactions which may otherwise require untimely dispositions of Fund securities or for extraordinary or emergency purposes. Interest paid on such borrowings will reduce net income.

  As a non-fundamental policy, the Fund will not invest in securities that cannot readily be resold because of legal or contractual restrictions or that are not readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets taken at market value would be invested in such securities. Notwithstanding the foregoing, the Fund may purchase without regard to this limitation securities that are not registered under the Securities Act, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

                            MANAGEMENT OF THE FUND

DIRECTORS

  The Board of Directors of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Directors are:

  Arthur Zeikel*--President of the Manager and its affiliate FAM; President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML&Co.; and Director of the Distributor.

  Joe Grills--Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA"); Member of CIEBA's Executive Committee; Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute; Director, Duke Management Company, LaSalle Street Fund and Kimco Realty Corporation.

  Walter Mintz--Special Limited Partner of Cumberland Associates (investment partnership).

  Robert S. Salomon, Jr.--Principal of STI Management (investment adviser).

  Melvin R. Seiden--Director of Silbanc Properties, Ltd. (real estate, investment and consulting).

  Stephen B. Swensrud--Chairman of Fernwood Associates (financial consultants).
--------

* Interested person, as defined by the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Manager, which is owned and controlled by ML&Co., a financial services holding company, acts as the investment adviser for the Fund and provides the Fund with management and investment advisory services. The Manager or its affiliate, FAM, acts as the investment adviser to more than 140 registered investment companies. The Manager also provides investment advisory services to individual and institutional clients. As of July 31, 1997, the Manager and FAM had a total of approximately $267.2 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of MLAM.

  Subject to the direction of the Directors, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibilities for making decisions to buy, sell or hold a particular security rest with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

  Pursuant to the management agreement between the Manager and the Fund (the "Management Agreement"), the Manager receives from the Fund a monthly fee based upon the average daily net assets of the Fund at an annual rate of 0.50%. For the fiscal year ended May 31, 1997, the fee paid by the Fund to the Manager was $689,185 (based on average daily net assets of approximately $138.2 million). The Management Agreement obligates the Fund to pay certain expenses incurred in the Fund's operations, including, among other things, the management fee, legal and audit fees, unaffiliated Directors' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services. For the fiscal year ended May 31, 1997, the amount of such reimbursement was $98,039. For the fiscal year ended May 31, 1997, the ratio of total expenses to average net assets was 0.89%, 1.65%, 1.70% and 1.13% for Class A, Class B, Class C and Class D shares, respectively.

  Gregory Mark Maunz, Vice President of the Fund, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Maunz has been Vice President of the Manager since 1985 and a Portfolio Manager for the Manager since 1984.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act that incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

  The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a subsidiary of ML&Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Fund pays the Transfer Agent an annual fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML&Co. For the fiscal year ended May 31, 1997, the total fee paid by the Fund to the Transfer Agent was $146,876.

                              PURCHASE OF SHARES

  The Distributor, an affiliate of both the Manager and Merrill Lynch, acts as the distributor of shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100, and the minimum subsequent purchase is $1, and for participants in certain fee-based programs, the minimum initial purchase is $500 and the minimum subsequent purchase is $50.

  The Fund offers its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select PricingSM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the NYSE (generally, 4:00 P.M., New York time) which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives the orders from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a contingent deferred sales charge and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System is set forth under "Merrill Lynch Select PricingSM System" on page 6.

  Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the CDSC and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System.


                                               ACCOUNT
                                             MAINTENANCE DISTRIBUTION       CONVERSION
  CLASS           SALES CHARGE(/1/)              FEE         FEE             FEATURE
--------------------------------------------------------------------------------------------
    A        Maximum 4.00% initial sales         No           No                No
                  charge(/2/),(/3/)
--------------------------------------------------------------------------------------------
    B       CDSC for a period of four years,    0.25%       0.50%      B shares convert to
              at a rate of 4.0% during the                            D shares automatically
              first year, decreasing 1.0%                              after approximately
                 annually to 0.0%(/4/)                                    ten years(/5/)
--------------------------------------------------------------------------------------------
    C         1.0% CDSC for one year(/6/)       0.25%       0.55%               No
--------------------------------------------------------------------------------------------
    D        Maximum 4.00% initial sales        0.25%         No                No
                     charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A .75% sales charge for 401(k) purchases over $1,000,000 will apply.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans are modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternative is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                             SALES CHARGE AS    DISCOUNT TO
                             SALES CHARGE AS   PERCENTAGE*    SELECTED DEALERS
                              PERCENTAGE OF    OF THE NET     AS PERCENTAGE OF
AMOUNT OF PURCHASE           OFFERING PRICE  AMOUNT INVESTED THE OFFERING PRICE
------------------           --------------- --------------- ------------------
Less than $25,000...........      4.00%           4.17%             3.75%
$25,000 but less than
 $50,000....................      3.75            3.40              3.50
$50,000 but less than
 $100,000...................      3.25            3.36              3.00
$100,000 but less than
 $250,000...................      2.50            2.56              2.25
$250,000 but less than
 $1,000,000.................      1.50            1.52              1.25
$1,000,000 and over**.......      0.00            0.00              0.00

                                      (Footnotes appear on following page)

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more, and on Class A share purchases by certain retirement plan investors and participants in certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

  During the fiscal year ended May 31, 1997, the Fund sold 965,067 Class A shares for aggregate net proceeds to the Fund of $9,288,059. There were no gross sales charges for the sale of Class A shares for that period. During such period, the Distributor did not receive CDSCs with respect to redemption within one year after purchase of Class A shares purchased subject to front-end sales charge waivers. During the fiscal year ended May 31, 1997, the Fund sold 2,480,241 Class D shares for aggregate net proceeds to the Fund of $23,652,524. The gross sales charges for the sale of Class D shares of the Fund for that period were $11,286, of which $934 and $10,352 were received by the Distributor and Merrill Lynch, respectively. During such period, the Distributor did not receive CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to front-end sales charge waivers.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including 401(k) plans, may purchase Class A shares of the Fund at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or branch has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML&Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A or Class D shares of the Fund if certain conditions set forth in the Statement of Additional Information are met (for closed-end funds that commenced operations prior to October 21, 1994). In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder Services--Fee-Based Programs."

  Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access SM Accounts available through authorized employers. Subject to certain conditions Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. and Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.

  Class D shares are offered at net asset value to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Additional information concerning these reduced initial sales charges including information regarding investments by Employee Sponsored Retirement or Savings Plans is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC, which declines each year, while Class C shares are subject only to a one-year 1.0% CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and Class B shares are subject to a distribution fee of 0.50% of net assets and Class C shares are subject to a distribution fee of 0.55% of net assets as discussed below under "Distribution Plans." The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. Payments by the Fund to the Distributor of the distribution fee under the Distribution Plan relating to Class B shares may be used in whole or in part by the Distributor for this purpose. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services-- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the Class B CDSC:

                                                                 CLASS B CDSC
                                                                AS A PERCENTAGE
     YEAR SINCE PURCHASE                                       OF DOLLAR AMOUNT
        PAYMENT MADE                                           SUBJECT TO CHARGE
     -------------------                                       -----------------
          0-1................................................         4.0%
          1-2................................................         3.0%
          2-3................................................         2.0%
          3-4................................................         1.0%
          4 and thereafter...................................         0.0%

  During the fiscal year ended May 31, 1997, the Distributor received CDSCs of $75,785 with respect to the redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase) for shares purchased on or after October 21, 1994.

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plans or following the death or disability (as defined in the Code) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The Class B CDSC is also waived for any Class B shares which are purchased by an eligible 401(k) or eligible 401(a) plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access SM Account available through employers providing eligible 401(k) plans. The Class B CDSC also is waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares that are purchased within qualifying Employee Access SM Accounts. Additional information concerning the waiver of the contingent deferred sales charge is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

  Contingent Deferred Sales Charges--Class C Shares. Class C shares that are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs." For the fiscal year ended May 31, 1997, the Distributor received CDSCs of $22,912 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans that qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.

  The Conversion Period also may be modified for retirement plan investors who participate in certain fee-base programs. See "Shareholder Services--Fee-Based Programs."

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.50% for Class B and 0.55% for Class C, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  For the fiscal year ended May 31, 1997, the Fund paid the Distributor $905,720 pursuant to the Class B Distribution Plan (based on average net assets subject to the Class B Distribution Plan of approximately $121.1 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended May 31, 1997, the Fund paid the Distributor $30,129 pursuant to the Class C Distribution Plan (based on average net assets subject to the Class C Distribution Plan of approximately $3.8 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended May 31, 1997, the Fund paid the Distributor $32,462 pursuant to the Class D Distribution Plan (based on average net assets subject to the Class D Distribution Plan of approximately $13.0 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

  The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.

  As of December 31, 1996, with respect to Class B shares, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch exceeded fully allocated accrual revenues for such period by approximately $1,032,000 (.87% of Class B net assets at that date). As of December 31, 1996, for Class B shares, direct cash revenues for the period since commencement of the offering of Class B shares exceeded direct cash expenses by $14,842,184 (12.49% of Class B net assets at that date). As of May 31, 1997, for Class B shares, direct cash revenues for the period since commencement of the offering of Class B shares exceeded direct cash expenses by $15,154,156 (14.29% of Class B net assets at that date). As of December 31, 1996, with respect to Class C shares, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch exceeded fully allocated accrual revenues for such period by approximately $48,000 (1.35% of Class C net assets at that date). As of December 31, 1996, for Class C shares, direct cash expenses for the period since commencement of the offering of Class C shares exceeded direct cash revenues by $9,604 (.27% of Class C net assets at that date). As of May 31, 1997, for Class C shares, direct cash revenues for the period since commencement of the offering of Class C shares exceeded direct cash expenses by $43,100 (.81% of Class C net assets at that date).

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of Class B Shares to Class D Shares."

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSCs). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to the Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


                             REDEMPTION OF SHARES

  The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so by tendering the shares directly to the Fund's Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as his (their) name(s) appear(s) on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g. cash, Federal funds or certified check drawn on a United States bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such Fund shares. Normally, this delay will not exceed 10 days.

REPURCHASE

  The Fund will also repurchase shares through a shareholder's listed securities dealer. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 P.M., New York time) on the day received and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.

  The repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC); securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares. Repurchases made directly through the Fund's Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                             SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans described below which are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Included in such services are the following:

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestments of ordinary income dividends and long-term capital gain distributions. Shareholders may make additions to their Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders may also maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for such shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax deferred account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable
CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

  Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund that are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.

  Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without sales charges, at the net asset value per share next determined on the payable date of such dividends or distributions. A shareholder may, at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or telephone call (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains distributions, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemption of the shares issued as a result of the automatic reinvestment of dividends or capital gains redemptions.

SYSTEMATIC WITHDRAWAL PLANS

  A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to the investor's bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program, subject to certain conditions.

AUTOMATIC INVESTMENT PLANS

  Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his or her regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more through the CMA(R) or CBA(R) Automated Investment Program.

FEE-BASED PROGRAMS

  Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the conversion period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND (637-3863).

                                     TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Recent legislation creates additional categories of capital gains taxable at different rates. Although the legislation does not explain how gain in these categories will be taxed to shareholders of RICs, it authorizes the issuance of regulations applying the new categories of gain and the new rates to sales of securities by RICs. In the absence of guidance, there is some uncertainty as to the manner in which the categories of gain and related rates will be passed through to shareholders as capital gains. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the

Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. It is anticipated that IRS guidance permitting categories of gain and related rates to be passed through to shareholders would require this written notice to designate the amounts of various categories of capital gain income included in capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Fund may make investments that produce taxable income that is not matched by a corresponding receipt of cash or an offsetting loss deduction. Such investments would include dollar rolls and obligations that have original issue discount (such as SMBSs), that accrue discount or are subordinated in the mortgage-backed securities structure. Such taxable income would be treated as income earned by the Fund and would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding receipt of cash by the Fund or an offsetting loss deduction, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders. The Fund intends to make sufficient and timely distributions to shareholders so as to qualify for treatment as a RIC at all times and to avoid imposition of the excise tax.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax. In general, state law does not consider income derived from MBSs to be income attributable to U.S. Government obligations.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                               PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and yield for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return and yield are computed separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified period will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B shares and Class C shares and the maximum sales charge in the case of Class A shares and Class D shares. Dividends paid by the Fund with respect to all shares to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees, distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the effect on the performance data calculations of including or excluding the maximum applicable sales charges, and actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduce sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charges or may not take into account the contingent deferred sales charge and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the contingent deferred sales charge, a lower amount of expenses may be deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Yield quotations will be computed based on a 30-day period by dividing (a) net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during that period that were entitled to receive dividends multiplied by (c) the maximum offering price per share on the last day of the period.

  The yield for the 30-day period ended May 31, 1997 was 5.68%, 5.18%, 5.12% and 5.45% for Class A, Class B, Class C and Class D shares, respectively.

  Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return and yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index, The Financial Times/Standard & Poor's Actuarial World Indices, the Morgan Stanley Capital International Indices, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., CDA Investment Technology, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News and World Report, Business Week, Forbes Magazine, Fortune Magazine, or other industry publications. In addition, from time to time the Fund may include its risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                            PORTFOLIO TRANSACTIONS

  The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. The securities in which the Fund invests are normally purchased directly from the issuer or from an underwriter or dealer in such securities. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best net results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transactions involved, the firm's general execution and operations facilities, and the firm's risk in positioning the securities involved and the provision of supplemental investment research by the firm. While reasonably competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. The portfolio securities of the Fund generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. Under the Investment Company Act, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. In addition, the Fund may not purchase securities for the Fund from any underwriting syndicate of which Merrill Lynch is a member except pursuant to procedures approved by the Directors of the Fund which comply with rules adopted by the Commission. Affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted for the Fund on an agency basis only.

PORTFOLIO TURNOVER

  Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Manager. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances, will be less than 200%. For the fiscal year ended May 31, 1997, the Fund's portfolio turnover rate was 18.48%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year.) High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

                            ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  All or a portion of the Fund's net investment income will be declared as dividends daily prior to the determination of net asset value on that day and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in any particular period in order to permit the Fund to maintain a more stable level of distributions. As a result, the distribution paid by the Fund for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. However, it is the Fund's intention to distribute during any fiscal year all of its net investment income. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order. All net realized long-term and short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually.

  The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and higher transfer agency fees applicable with respect to that class. See

"Determination of Net Asset Value" below. Dividends and distributions may be reinvested automatically in shares of the Fund at net asset value. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed under "Taxes" whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calender year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year.

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined by the Manager once daily, 15 minutes after the close of business on the NYSE (generally, 4:00 P.M., New York time), on each day during which the NYSE is open for trading or on any other day that there is sufficient trading in portfolio securities that the net asset value of the Fund's shares may be materially affected. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fees and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The Fund employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of the Manager, to provide mortgage-backed securities prices for the Fund. For the fiscal year ended May 31, 1997, the Fund paid $2,821 to MLSPS for such service.

  The per share net asset value of Class A shares will generally be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

ORGANIZATION OF THE FUND

  The Fund was incorporated under Maryland law on April 19, 1991. It has an authorized capital of 1,000,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A and Class C each consists of 100,000,000 shares, Class B consists of 600,000,000 shares and Class D consists of 200,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares." The Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of common stock at a future date. See "Shareholder Services--Exchange Privilege."

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Also, the by-laws of the Fund require that a special meeting of stockholders be held upon the written request of shareholders of the Fund as required by Maryland corporate law. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that, as noted above, the Class B, Class C and Class D shares bear certain additional expenses.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                        Merrill Lynch Financial Data Services, Inc.
                        P.O. Box 45289
                        Jacksonville, FL 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

                   [This page intentionally left blank]

   MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC. -- AUTHORIZATION FORM
                                 (PART 1)
-------------------------------------------------------------------------------
NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
   BLUEPRINT(SM) PROGRAM.
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
[_] Class A shares
[_] Class B shares
[_] Class C shares
[_] Class D shares
of Merrill Lynch Adjustable Rate Securities Fund, Inc., and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

Basis for establishing an Investment Account:

    A. I enclose a check for $. . . . . . payable to Merrill Lynch Financial
  Data Services, Inc. as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the Right of Accumulation as outlined in the Statement of Additional Information: Please list all funds. (Use a separate sheet of paper if necessary.)

1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................

Name...........................................................................
  First Name                        Initial                        Last Name

Name of Co-Owner (if any)......................................................
                First Name                 Initial                 Last Name

Address..............................
 ................................................. Date........................
                                     (Zip Code)

Occupation...........................    Name and Address of Employer.........
                                         .....................................
                                         .....................................
 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)

(In the case of co-owners, a joint tenancy with rights of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------

2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS


     Ordinary Income Dividends            Long-Term Capital Gains
     Select  [_] Reinvest                 Select   [_] Reinvest
     One:    [_] Cash                     One:     [_] Cash


If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [_] CHECK OR [_] DIRECT DEPOSIT TO BANK ACCOUNT

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Adjustable Rate Securities Fund, Inc. Authorization Form.

SPECIFY TYPE OF ACCOUNT (CHECK ONE) [_] CHECKING  [_] SAVINGS

Name on your account...........................................................

Bank Name......................................................................

Bank Number....................... Account Number.............................

Bank Address...................................................................

I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.

Signature of Depositor ........................................................

Signature of Depositor ............................... Date...................
(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED
CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.
-------------------------------------------------------------------------------

   MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC. -- AUTHORIZATION FORM
                            (PART 1) -- (CONTINUED)
-------------------------------------------------------------------------------
3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

           [                                                      ]
           Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
-------------------------------------------------------------------------------

4. LETTER OF INTENTION--CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

                                                 ..................., 19......
                                                   Date of Initial Purchase

Dear Sir/Madam:

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Adjustable Rate Securities Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

  [_] $25,000  [_] $50,000  [_] $100,000  [_] $250,000  [_] $1,000,000

  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Fund's prospectus.

  I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc. my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Adjustable Rate Securities Fund, Inc. held as security.

By ..................................    .....................................
        Signature of Owner                       Signature of Co-Owner
                                            (If registered in joint names, both
                                                        must sign)

  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................
Account Number.......................    Account Number.......................

-------------------------------------------------------------------------------

5. FOR DEALER ONLY

   Branch Office, Address, Stamp.        We hereby authorize Merrill Lynch
-                                   -    Funds Distributor, Inc. to act as
                                         our agent in connection with
                                         transactions under this
                                         authorization form and agree to
                                         notify the Distributor of any
                                         purchases or sales made under a
                                         Letter of Intention, Automatic
                                         Investment Plan or Systematic
                                         Withdrawal Plan. We guarantee the
                                         Shareholder's signature.
-                                  -
                                         .....................................
This form when completed should be              Dealer Name and Address
mailed to:                               By ..................................
  Merrill Lynch Adjustable Rate             Authorized Signature of Dealer
   Securities Fund, Inc.
  c/o Merrill Lynch Financial            [_][_][_]   [_][_][_][_].............
   Data Services, Inc.                   Branch-Code F/C No.     F/C Last Name
  P.O. Box 45289
  Jacksonville, Florida 32232-5289       [_][_][_]   [_][_][_][_][_]
                                         Dealer's Customer A/C No.

   MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC. -- AUTHORIZATION FORM
                                 (PART 2)
-------------------------------------------------------------------------------
NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR THE AUTOMATIC INVESTMENT PLANS ONLY.
-------------------------------------------------------------------------------


1. ACCOUNT REGISTRATION                          [                            ]


Name of Owner...................................     Social Security No. or
                                                     Taxpayer Identification
                                                             Number

Name of Co-Owner (if any).......................

Address.........................................    Account Number ............
                                                    (if existing account)
 ................................................
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

  MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A or [_] Class D shares in Merrill Lynch Adjustable Rate Securities Fund, Inc., at cost or current offering price. Withdrawals to be made either (check one) [_] Monthly on the 24th day of each month, or
[_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawals on ________ or as soon as possible
                                           (month)
thereafter.


SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [_] $
or [_]    % of the current value of [_] Class A or [_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a)I hereby authorize payment by check
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (Please Print)......................................................

Address .......................................................................

   ..........................................................................

Signature of Owner........................................ Date...............

Signature of Co-Owner (if any).................................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND (IF NECESSARY), DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE IN ERROR TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [_] checking [_] savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number.......................... Account Number...........................

Bank Address...................................................................

     .......................................................................

Signature of Depositor.................................... Date...............

Signature of Depositor.........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

   MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC. -- AUTHORIZATION FORM
                            (PART 2) -- (CONTINUED)
-------------------------------------------------------------------------------
3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account described below each month to purchase: (choose one)

        [_] Class A shares                      [_] Class B shares
        [_] Class C shares                      [_] Class D shares

of Merrill Lynch Adjustable Rate Securities Fund, Inc. subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

       MERRILL LYNCH FINANCIAL               AUTHORIZATION TO HONOR ACH DEBITS
        DATA SERVICES, INC.                   DRAWN BY MERRILL LYNCH FINANCIAL
                                                     DATA SERVICES, INC.
You are hereby authorized to draw an ACH
debit each month on my bank account for     To.............................Bank
investment in Merrill Lynch Adjustable               (Investor's Bank)
Rate Securities Fund, Inc., as indicated below:

  Amount of each ACH debit $...........     Bank Address.......................


  Account Number.......................     City..... State..... Zip Code.....

Please date and invest ACH debits on the    As a convenience to me, I hereby
20th of each month                          request and authorize you to pay
                                            and charge to my account ACH deb-
beginning ________ or as soon as            its drawn on my account by and
           (month)                          payable to Merrill Lynch Financial
possible thereafter.                        Data Services, Inc., I agree that
                                            your rights in respect of each
                                            such debit shall be the same as if
  I agree that you are drawing these ACH    it were a check drawn on you and
debits voluntarily at my request and        signed personally by me. This au-
that you shall not be liable for any        thority is to remain in effect un-
loss arising from any delay in preparing    til revoked by me in writing. Un-
or failure to prepare any such debit. If    til you receive such notice, you
I change banks or desire to terminate or    shall be fully protected in honor-
suspend this program, I agree to notify     ing any such debit. I further
you promptly in writing. I hereby autho-    agree that if any such debit be
rize you to take any action to correct      dishonored, whether with or with-
erroneous ACH debits of my bank account     out cause and whether intention-
or purchases of fund shares including       ally or inadvertently, you shall
liquidating shares of the Fund and cred-    be under no liability.
iting my bank account. I further agree
that if a debit is not honored upon pre-    .............  ...................
sentation, Merrill Lynch Financial Data         Date          Signature of
Services, Inc. is authorized to discon-                         Depositor
tinue immediately the Automatic Invest-
ment Plan and to liquidate sufficient       .............  ...................
shares held in my account to offset the     Bank Account Signature of Depositor
purchase made with the dishonored debit.       Number      (If joint account,
                                                             both must sign)

 .............    .......................
    Date         Signature of Depositor

                 .......................
                 Signature of Depositor
                   (If joint account,
                     both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                                    MANAGER
                         Merrill Lynch Asset Management
                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey
                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR
                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey
                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                   CUSTODIAN
                              The Bank of New York
                              90 Washington Street
                                   12th Floor
                            New York, New York 10286

                                 TRANSFER AGENT
                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL
                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary and Fee Table...........................................   2
Merrill Lynch Select Pricing SM System.....................................   6
Financial Highlights.......................................................  10
Investment Objective and Policies..........................................  12
 Types of Issuers/Quality Standards........................................  13
 Description of Adjustable Rate Securities.................................  14
 Description of Other Securities...........................................  17
 Description of Money Market Securities....................................  18
 Special Considerations and Risk Factors...................................  19
 Portfolio Strategies Involving Interest Rate
   Transactions, Options and Futures.......................................  20
 Other Investment Policies and Practices...................................  24
Management of the Fund.....................................................  27
 Directors.................................................................  27
 Management and Advisory Arrangements......................................  28
 Code of Ethics............................................................  28
 Transfer Agency Services..................................................  29
Purchase of Shares.........................................................  29
 Initial Sales Charge Alternatives--Class A and
   Class D Shares..........................................................  31
 Deferred Sales Charge Alternatives--Class B and Class C Shares............  33
 Distribution Plans........................................................  37
 Limitations on the Payment of Deferred Sales Charges......................  38
Redemption of Shares.......................................................  39
 Redemption................................................................  39
 Repurchase................................................................  39
 Reinstatement Privilege--Class A and Class D Shares.......................  40
Shareholder Services.......................................................  40
 Investment Account........................................................  40
 Exchange Privilege........................................................  41
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  42
 Systematic Withdrawal Plans...............................................  42
 Automatic Investment Plans................................................  43
 Fee-Based Programs........................................................  43
Taxes......................................................................  43
Performance Data...........................................................  45
Portfolio Transactions.....................................................  46
 Portfolio Turnover........................................................  47
Additional Information.....................................................  47
 Dividends and Distributions...............................................  47
 Determination of Net Asset Value..........................................  48
 Organization of the Fund..................................................  48
 Shareholder Inquiries.....................................................  49
 Shareholder Reports.......................................................  49
Authorization Form......................................................... A-1

                                                           Code #13937-0897

[LOGO] MERRILL LYNCH

Merrill Lynch
Adjustable Rate
Securities Fund, Inc.

[ART]

PROSPECTUS

    August 29, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

           MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.

  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800



                               ----------------

  The investment objective of Merrill Lynch Adjustable Rate Securities Fund, Inc. (the "Fund") is to seek high current income consistent with a policy of limiting the degree of fluctuation in the net asset value of Fund shares from movements in interest rates. The Fund does not attempt to maintain a constant net asset value per share. The Fund seeks to achieve this objective by investing at least 65% of its total assets in adjustable rate securities, consisting principally of mortgage-backed and asset-backed securities. The Fund may employ a variety of portfolio strategies to enhance income and to hedge against changes in interest rates. There can be no assurance that the investment objective of the Fund will be realized.

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated August 29, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

 The date of this Statement of Additional Information is August 29, 1997

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek high current income consistent with a policy of limiting the degree of fluctuation in the net asset value of Fund shares from movements in interest rates. The Fund will seek to achieve its objective by investing at least 65% of its total assets in adjustable rate securities ("Adjustable Rate Securities"), consisting principally of mortgage-backed and asset-backed securities. Adjustable Rate Securities bear interest at rates that adjust at periodic intervals in conjunction with changes in market levels of interest. Such securities will be issued or guaranteed by agencies or instrumentalities of the United States or rated at least AA by Standard & Poor's Corporation ("Standard & Poor's") or Aa by Moody's Investors Service ("Moody's"). Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  The Fund may invest up to 35% of its total assets in debt securities which are not Adjustable Rate Securities, including fixed rate treasury bills, notes and bonds, fixed rate mortgage and asset related securities, and derivative securities relating thereto, including stripped securities. The Fund also may invest in fixed rate securities issued by the Federal National Mortgage Association. The above securities must be issued or guaranteed by agencies or instrumentalities of the United States or be rated "investment grade" by Standard & Poor's or by Moody's. Securities rated investment grade are obligations rated at the time of purchase within the four highest quality ratings as determined by either Standard & Poor's (currently AAA, AA, A and
BBB) or Moody's (currently Aaa, Aa, A and Baa). No more than 10% of the Fund's total assets will be invested in securities rated in the lowest category of investment grade. The Fund also may invest up to 35% of its total assets in money market securities rated in the highest rating category by Standard & Poor's or Moody's and, for temporary or defensive purposes, may invest up to 100% of its assets in such securities.

  The collateral backing mortgage-backed securities ("MBSs") and asset-backed securities ("ABSs") is usually held by an independent bailee, custodian or trustee on behalf of the holders of the related MBSs or ABSs. In such instances, the holder of the related MBSs or ABSs (i.e., the Fund) will have either an ownership interest or security interest in the underlying collateral and can exercise its rights thereto through such bailee, custodian or trustee.

  The Fund's investments in MBSs, ABSs and other securities are described in detail in the Prospectus. Included below is certain additional information related to such investments.

PRIVATELY ISSUED MORTGAGE-BACKED AND ASSET-BACKED SECURITIES--CREDIT
ENHANCEMENTS

  As discussed more fully in the Prospectus, the Fund will, with respect to at least that portion of its total assets (at least 65%) invested primarily in Adjustable Rate Securities, limit its investments in privately issued MBSs and ABSs to those MBSs and ABSs rated at least AA by Standard & Poor's or Aa by Moody's or, if unrated, which are of comparable quality as determined by Merrill Lynch Asset Management, L.P. (the "Manager"). As further indicated in the Prospectus, such a rating may be based, in part, on certain credit enhancements. These credit enhancements may offer two types of protection: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor and the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool.

Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

  Credit enhancements can come from external providers such as banks or financial insurance companies. Alternatively, they may come from the structure of a transaction itself. Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue. In addition, the Fund may purchase subordinated securities which, as noted above, may serve as a form of credit support for senior securities purchased by other investors.

UNITED STATES GOVERNMENT AGENCIES OR INSTRUMENTALITIES

  As indicated in the Prospectus, at the present time, the majority of MBSs in which the Fund may invest are either guaranteed by the Government National Mortgage Association ("GNMA"), or issued by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). In addition, the Fund may invest in ABSs guaranteed by the U.S. Small Business Administration. See "Investment Objective and Policies" in the Prospectus. Set forth below is a more detailed description of those agencies and instrumentalities, together with a description of the types of assets typically comprising the pools underlying the securities of those entities.

  Government National Mortgage Association. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a pool of specified mortgage loans. To qualify such securities for a GNMA guarantee, the underlying mortgages must be insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or be guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the United States Treasury with no limitations as to amount.

  GNMA pass-through MBSs may represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.

  Federal National Mortgage Association. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a United States Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase such loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

  Each FNMA pass-through MBS represents a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency). The loans contained in those pools consist of: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

  Federal Home Loan Mortgage Corporation. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage-backed securities.

  The mortgage loans underlying the FHLMC MBSs typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. Mortgage loans underlying FHLMC MBSs may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another FHLMC MBS.

  U.S. Small Business Administration. The U.S. Small Business Administration (the "SBA") is an independent agency of the United States established by the Small Business Act of 1953. The SBA was organized primarily to assist independently owned and operated businesses that are not dominant in their respective markets. The SBA provides financial assistance, management counseling and training for small businesses, as well as acting generally as an advocate of small businesses.

  The SBA guarantees the payment of principal and interest on portions of loans made by private lenders to certain small businesses. The loans are generally commercial loans such as working capital loans and equipment loans. The SBA is authorized to issue from time to time, through its fiscal and transfer agent, SBA-guaranteed participation certificates evidencing fractional undivided interests in pools of these SBA-guaranteed portions of loans made by private lenders. The SBA's guarantee of such certificates, and its guarantee of a portion of the underlying loan, are backed by the full faith and credit of the United States.

ADJUSTABLE RATE SECURITIES--INDEXES

  As indicated above and described more fully in the Prospectus, at least 65% of the Fund's total assets will be comprised of its investments in Adjustable Rate Securities. The key determinant of the interest rates paid on such securities is the interest rate index chosen (and the spread relating to such securities). Certain of such indexes are tied to interest rates paid on specified securities, such as one, three or five year U.S. Treasury securities, while other indexes are more general. A prominent example of the latter type of index is the cost of funds for member institutions (i.e., savings and loan associations and savings banks) for the Federal Home Loan Bank (the "FHLB") of San Francisco (the "COFI"). There are a number of factors that may affect the COFI and cause it to behave differently from indexes tied to specific types of securities. The COFI is dependent upon, among other things, the origination dates and maturities of the member institution liabilities. Consequently, the COFI may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the COFI will necessarily move in the same direction as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates the COFI will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, associations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the COFI as compared to other indexes based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the COFI. To the extent that COFI may reflect interest changes on a more delayed basis than other indexes, in a period of rising interest rates any increase may produce a higher yield to holder later than would be produced by such other indices and in a period of declining interest rates the COFI may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with COFI than mortgage or other loans which adjust in accordance with other indices. In addition, to the extent that COFI may lag behind other indexes in a period of rising interest rates securities based on COFI may have a lower market value than would result from use of such other indexes, and in a period of declining interest rates securities based on COFI may reflect a higher market value than would securities based on other indexes.

ADDITIONAL COLLATERALIZED MORTGAGE OBLIGATION STRUCTURES

  The Fund may invest to a significant extent in collateralized mortgage obligations ("CMOs"). There are many types of CMO structures. Two such structures are parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date so long as payments on the underlying pool of mortgage loans remain within a certain range. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

PORTFOLIO STRATEGIES INVOLVING INTEREST RATE TRANSACTIONS, OPTIONS AND FUTURES

  Reference is made to the discussion under the caption "Investment Objective and Policies--Portfolio Strategies Involving Interest Rate Transactions, Options and Futures" in the Prospectus for information with respect to various portfolio strategies involving such portfolio strategies. The Fund may seek to increase its return through the use of covered options on portfolio securities and to hedge its portfolio against movements in the interest rates by means of other portfolio strategies. The Fund has authority to write (i.e., sell) covered call and put options on its portfolio securities, purchase and sell call and put options on securities and engage in transactions in interest rate swaps, caps and floors, financial futures contracts, and related options on such futures. Each of such portfolio strategies is described in the Prospectus. Although certain risks are involved in such transactions (as discussed in the Prospectus and below), the Manager believes that, because the Fund will (i) write only covered options and (ii) engage in other transactions only for hedging purposes, the portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of such transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. The following is further information relating to certain portfolio strategies the Fund may utilize.

  Interest Rate Hedging Transactions and Risk Factors in Such
Transactions. The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates by entering into interest rate transactions. The Fund bears the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities which are the subject of the hedging transaction.

  The Fund expects to enter into interest rate transactions primarily to hedge its portfolio of Adjustable Rate Securities against fluctuations in interest rates. Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. Certain Federal income tax requirements may, however, limit the Fund's ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as capital gains to shareholders. See "Dividends, Distributions and Taxes."

  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined rate to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate cap therefore hedges against an increase in interest rates above the cap on an Adjustable Rate Security held by the Fund. Thus, for example, in the case of such a security indexed to COFI, if COFI increases above the rate paid on the security, the counter-party will pay the differential to the Fund. The opposite is true in the case of an interest rate floor; it hedges against a decrease in the index rate below any floor on the Adjustable Rate Security.

  Interest rate swap transactions involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. For example, if the Fund holds an MBS with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the MBS due to rising interest rates, but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds an MBS with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates, but would preclude it from taking full advantage of rising interest rates.

  The Fund usually will enter into interest rate swap transactions on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the Manager believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or high grade liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the highest two rating categories by at least one nationally recognized statistical rating organization or is believed by the Manager to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market.

  The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used.

  Interest rate swap transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the MBS or other security underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. Since interest rate transactions are individually negotiated, the Manager expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest on MBSs and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

  Writing Covered Options. The Fund is authorized to write, i.e., sell, covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund on or before a specified future date and at a specified price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

  The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

  The Fund also may write put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other liquid securities with the Fund's custodian with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

  Options referred to herein and in the Fund's Prospectus may be options issued by The Options Clearing Corporation (the "Clearing Corporation") which are currently traded on the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange, the New York Stock Exchange (the "NYSE") or the Midwest Stock Exchange. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the Fund will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

  The Fund may also enter into over-the-counter option transactions ("OTC options"), which are two-party contracts with price and terms negotiated between the buyer and seller. The staff of the Commission has taken the position that OTC options and the assets used as cover for written OTC options are illiquid securities. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the
Fund will treat as illiquid such amount of the      underlying securities as
is equal to the repurchase price less the amount by which the option is "in-the-money"

(i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its positions.

  Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its equity holdings. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or which it intends to purchase. The Fund may purchase either options traded on an exchange or OTC options.

  Futures and Financial Futures. As described in the Prospectus, the Fund is authorized to engage in transactions in financial futures, and related options on such futures. Set forth below is further information concerning futures transactions.

  A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contracts fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

  The Fund has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940 (the "Investment Company Act") in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

  Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the prices of options and futures contracts and movements in the prices of the securities which are the subject of the hedge. If the price of the options and futures contract moves more or less than the price of the securities, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities which are the subject of the hedge. The successful use of options and futures also depends on the Investment Adviser's ability to predict correctly price movements in the market involved in a particular options or futures transaction.

  Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the case of a futures position or an option on a futures position written by the Fund, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the currency underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

  The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES

  Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S.

Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or affiliate agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

  Lending of Portfolio Securities. Subject to investment restriction (5) below, the Fund may lend securities from its portfolio to approved borrowers and receive collateral in cash or securities issued or guaranteed by the U.S. Government which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loaned premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans.

INVESTMENT RESTRICTIONS

  The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

    1. Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act.

    2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    3. Make investments for the purpose of exercising control or management.

    4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    6. Issue senior securities to the extent such issuance would violate applicable law.

    7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

    9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  Under the non-fundamental investment restrictions, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on
  Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (each, a "Rule 144A security") and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.

    d. Notwithstanding fundamental investment restriction (7) above, borrow money or pledge its assets in excess of 33 1/3% of its total assets taken at value (including the amount borrowed) and then only from banks as a temporary measure for the purpose of meeting redemption requests, distribution requirements under the Internal Revenue Code of 1986, as amended (the "Code") or settlement of investment transactions, or for extraordinary or emergency purposes; provided, however, that for purposes of this restriction, transactions involving "cover" or for which segregated accounts have been established as described in the Prospectus and herein under "Investment Objective and Policies--Portfolio Strategies Involving Interest Rate Transactions, Options and Futures" and "Investment Objective and Policies--Other Investment Policies and Practices" shall not be considered a borrowing. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but intends only to borrow to meet redemption requests, to meet such distribution requirements, to settle investment transactions which may otherwise require untimely dispositions of Fund securities or for extraordinary or emergency purposes. Interest paid on such borrowings will reduce net income.

  Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving such firm, or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund is prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act or are not municipal securities as defined in the Securities Exchange Act of 1934, in which such firms or any of its affiliates participate as an underwriter or dealer.

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  Information about the Directors and executive officers of the Fund, including their ages and their principal occupations for at least the last five years is set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (65)--President and Director(1)(2)--President of the Manager (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML&Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1977.

  Joe Grills (62)--Director(2)--183 Soundview Lane, New Canaan, Connecticut 06840. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") since 1986; member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation ("IBM") and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute; Director, Duke Management Company and LaSalle Street Fund since 1995; Director, Kimco Realty Corporation since January 1997.

  Walter Mintz (68)--Director(2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (investment partnership) since 1982.

  Robert S. Salomon, Jr. (60)--Director(2)--106 Dolphin Cove Quay, Stamford, Connecticut 06902. Principal of STI Management (investment adviser); Director, Common Fund and the Norwalk Community Technical College Foundation; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 until 1991.

  Melvin R. Seiden (66)--Director(2)--780 Third Avenue, Suite 2502, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.

  Stephen B. Swensrud (64)--Director(2)--24 Federal Street, Suite 400, Boston, Massachusetts 02110. Chairman of Fernwood Associates (financial consultants) since 1975.

  Terry K. Glenn (56)--Executive Vice President(1)(2)--Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director since 1991; President of Princeton Administrators, L.P. since 1988.

  Joseph T. Monagle, Jr. (49)--Senior Vice President(1)(2)--Senior Vice President of the Manager and FAM since 1990; Senior Vice President of Princeton Services since 1993.

  Donald C. Burke (37)--Vice President(1)(2)--Vice President and Director of Taxation of the Manager since 1990.

  Jeffrey B. Hewson (46)--Vice President(1)(2)--Vice President of the Manager since 1989 and Portfolio Manager of the Manager since 1985; Senior Consultant, Price Waterhouse from 1981 to 1985.

  Theodore J. Magnani (35)--Vice President(1)--Vice President of the Manager since 1992.

  Gregory Mark Maunz (44)--Vice President(1)(2)--Vice President of the Manager since 1985 and Portfolio Manager of the Manager since 1984.


  Gerald M. Richard (48)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Treasurer of the Distributor since 1984 and Vice President since 1981.

  Ira P. Shapiro (34)--Secretary(1)(2)--Vice President of the Manager since 1997 and Attorney associated with the Manager and FAM since 1993; Prior to 1993 Mr. Shapiro was an attorney in private practice.

--------
(1) Interested person, as defined in the 1940 Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of certain other investment companies for which the Manager or an affiliate, FAM, acts as investment adviser or manager.

  At July 31, 1997, the officers and Directors of the Fund as a group (14 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At that date, Mr. Zeikel, an officer and Director of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding common stock of ML&Co.

COMPENSATION OF DIRECTORS

  The Fund pays each Director not affiliated with the Manager (each an "unaffiliated Director") a fee of $1,500 per year plus $250 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays members of its Audit Committee, which consists of all of the unaffiliated Directors, an additional $1,500 per year plus $250 for each Committee meeting attended. For the fiscal year ended May 31, 1997, fees and expenses paid to unaffiliated Directors aggregated $40,439.

  The following table sets forth for the fiscal year ended May 31, 1997, compensation paid by the Fund to the unaffiliated Directors and, for the calendar year ending December 31, 1996, the aggregate compensation paid by all registered investment companies advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds"), to the unaffiliated Directors.

                                          PENSION OR      AGGREGATE COMPENSATION
                                      RETIREMENT BENEFITS      FROM FUND AND
NAME OF                  COMPENSATION   ACCRUED AS PART      MLAM/FAM ADVISED
DIRECTOR                  FROM FUND     OF FUND EXPENSE   FUNDS PAID TO DIRECTORS
--------                 ------------ ------------------- -----------------------
Joe Grills(1)...........    $8,000           None                $167,000
Walter Mintz(1).........    $8,000           None                $164,000
Robert S. Salomon,
 Jr.(1).................    $8,000           None                $187,167
Melvin R. Seiden(1).....    $8,000           None                $164,000
Stephen B. Swensrud(1)..    $8,000           None                $154,250

--------

(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows:
    Mr. Grills (19 registered investment companies consisting of 47 portfolios); Mr. Mintz (18 registered investment companies consisting of 37 portfolios); Mr. Salomon (18 registered investment companies consisting of 37 portfolios); Mr. Seiden (18 registered investment companies consisting of 38 portfolios); Mr. Swensrud (21 registered investment companies consisting of 52 portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

  Securities may be held by, or be appropriate investments for, other funds or investment advisory clients for which the Manager or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Manager for the Fund or other funds for which it acts as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The Fund has entered into a management agreement with the Manager (the "Management Agreement"). The Manager receives for its services to the Fund monthly compensation at the annual rate of 0.50% of the average daily net assets of the Fund. For the fiscal year ended May 31, 1995, 1996 and 1997, the total management fees paid to the Manager aggregated $1,463,526, $914,312 and $689,185, respectively.


  The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Manager or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the custodian, any subcustodian and transfer agent, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the daily calculation of net asset value, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund). The Distributor will pay the promotional expenses of the Fund in connection with the offering of shares of the Fund. Certain expenses will be financed by the Fund pursuant to a distribution plan in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares--Distribution Plans."


  The Manager is a limited partnership, the partners of which are ML&Co. and Princeton Services. ML&Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

  Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the Directors or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                              PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by the Manager or its affiliate, FAM. Funds advised by the Manager or FAM that utilize the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

   During the period October 21, 1994 (commencement of operations) to May 31, 1995, the Fund sold 68,974 Class A shares for aggregate net proceeds to the Fund of $651,499. The gross sales charge for the sale of its Class A shares for that period was $91 of which $84 was received by Merrill Lynch and $7 was received by the Distributor. During the fiscal year ended May 31, 1996, the Fund sold 893,429 Class A shares for aggregate net proceeds to the Fund of $8,512,092. There was no gross sales charge for the sale of its Class A shares for that period. During the fiscal year ended May 31, 1997, the Fund sold 965,067 Class A shares for aggregate net proceeds of $9,288,059. There was no gross sales charge for the sale of its Class A shares for that period. During the fiscal year ended May 31, 1995, the Fund sold 403,735 Class D shares for aggregate net proceeds to the Fund of $3,830,957. The gross sales charge for the sale of its Class D shares for that period was $29,513, of which $25,380 was received by Merrill Lynch and $4,133 was received by the Distributor. During the fiscal year ended May 31, 1996, the Fund sold 2,963,785 Class D shares for aggregate net proceeds to the Fund of $28,203,483. The gross sales charge for the sale of its Class D shares for that period was $21,444 of which $18,959 was received by Merrill Lynch and $2,485 was received by the Distributor. During the fiscal year ended

May 31, 1997, the Fund sold 2,480,241 Class D shares for aggregate net proceeds to the Fund of $23,652,524. The gross sales charge for the sale of its Class D shares for that period was $11,286 of which $10,352 was received by Merrill Lynch and $934 was received by the Distributor.

  The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Code) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purchase other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

  Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by FAM or the Manager who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing SM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class A shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Senior Floating Rate Fund in shares of the Fund. In order to exercise this investment option, Senior Floating Rate Fund shareholders must sell their Senior Floating Rate Fund shares to the Senior Floating Rate Fund in connection with a tender offer conducted by the Senior Floating Rate Fund and reinvest the proceeds immediately in the Fund. This investment option is available only with respect to the proceeds of Senior Floating Rate Fund shares as to which no Early Withdrawal Charge (as defined in the Senior Floating Rate Fund prospectus) is applicable. Purchase orders from Senior Floating Rate Fund shareholders wishing to exercise this investment option will be accepted only on the day that the related Senior Floating Rate Fund tender offer terminates and will be effected at the net asset value of the Fund at such day.

  Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

REDUCED INITIAL SALES CHARGE

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other MLAM-advised mutual funds. For any such right of accumulation to be made available the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any other MLAM-advised mutual funds, made within a thirteen-month period starting with the first purchase pursuant to the Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's Transfer Agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant, recordkeeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A shares of the Fund and of other MLAM-advised mutual funds, presently held at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the thirteen-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

  Employee AccessSM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access SM Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  Purchase Privileges of Certain Persons. Directors of the Fund, members of the Board of other MLAM-advised investment companies, directors and employees of ML&Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML&Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML&Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund will be offered at net asset value, without a sales charge, to an investor who has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated, if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice of termination.

  TMA SM Managed Trusts. Class A shares are offered to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund;
(ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, that are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

  Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholder. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholder, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of May 31, 1997 with respect to the Class B and Class C shares of the Fund, indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and the Distributor's voluntary maximum for the period August 2, 1991 (commencement of operations) to May 31, 1997, with respect to Class B shares, and under the NASD maximum sales charge rule for the period October 21, 1994 (commencement of operations) to May 31, 1997, with respect to Class C shares.

                    DATA CALCULATED AS OF MAY 31, 1997

                                                                                              ANNUAL
                                                                                           DISTRIBUTION
                                     ALLOWABLE ALLOWABLE             AMOUNTS                  FEE AT
                           ELIGIBLE  AGGREGATE  INTEREST  MAXIMUM   PREVIOUSLY   AGGREGATE CURRENT NET
                            GROSS      SALES   ON UNPAID  AMOUNT     PAID TO      UNPAID      ASSET
CLASS B                    SALES(1)   CHARGES  BALANCE(2) PAYABLE DISTRIBUTOR(3)  BALANCE    LEVEL(4)
-------                   ---------- --------- ---------- ------- -------------- --------- ------------
                                                         (IN THOUSANDS)
Under NASD Rule As
 Adopted................  $1,016,700  $63,544   $28,121   $91,665    $20,340      $71,325      $530
Under Distributor's Vol-
 untary Waiver..........  $1,016,700  $63,544   $ 5,084   $68,628    $20,340      $48,288      $530
CLASS C
-------
Under NASD Rule as
 Adopted................  $   10,344  $   646   $    70   $   716    $    58      $   658      $ 29

--------
(1) Purchase price of all eligible Class B shares sold since August 2, 1991 (commencement of operations) and all eligible Class C shares sold since October 21, 1994 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1%, as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 7, 1993, under the distribution plan in effect at that time, at a 0.75% rate, 0.50% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares--Distribution Plans" in the Prospectus.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to the Class B shares, the voluntary maximum.

                             REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and purchase of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Alternative Sale Arrangements--Deferred Sales Charge Alternatives--Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived (i) on redemptions of Class B shares in certain instances including in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or (ii) on redemptions of Class B following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawals are (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended May 31, 1995 and 1996, the Distributor received CDSCs of $672,278, and $12,780 respectively, with respect to redemptions of Class B shares, all of which was paid to Merrill Lynch. For the fiscal year ended May 31, 1997, the Distributor received CDSCs of $75,785, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in fee-based program. For the fiscal period October 21, 1994 (commencement of operations) to May 31, 1995, and for the fiscal years ended May 31, 1996 and 1997, the Distributor received CDSCs of $1,343, $3,334 and $22,912 respectively, with respect to redemptions of Class C shares, all of which was paid to Merrill Lynch.

                            PORTFOLIO TRANSACTIONS

  Subject to policies established by the Directors, the Manager is responsible for the execution of the Fund's portfolio transactions. The Fund has no obligation to deal with any dealer or broker or group of brokers in the execution of transactions in portfolio securities. Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, including Merrill Lynch. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price (including applicable dealer spread or brokerage commissions), size of the transaction and difficulty of execution. Where practicable, the Manager surveys a number of brokers and dealers in connection with proposed portfolio transactions and selects the broker or dealer which offers the Fund best price and execution or other services which are of benefit to the Fund. Securities firms also may receive brokerage commissions on transactions including covered call options written by the Fund and the sale of underlying securities upon the exercise of such options. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and policies established by the Fund's Directors, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  The Fund does not use any particular broker or dealer, and brokers who provide supplemental investment research to the Manager (including Merrill Lynch) may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement. The expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information, and the Manager may use such information in servicing its other accounts.

  The Fund invests in securities traded primarily in the over-the-counter ("OTC") market. Transactions in the OTC market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, where possible, the Fund deals directly with the dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in purchase and sale of securities.

Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in OTC transactions conducted on an agency basis. The Fund may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member, except pursuant to procedures adopted by the Directors of the Fund which comply with rules adopted by the Commission.

  For the fiscal years ended May 31, 1995, 1996 and 1997, the Fund paid no brokerage commissions.

  The Directors of the Fund have considered the possibility of seeking to recapture the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the management fee paid by the Fund to the Manager. After considering all factors deemed relevant, the Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement disclosing the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund, and annual statements as to aggregate compensation will be provided to the Fund.

PORTFOLIO TURNOVER

  Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances, will be less than 200%. For the fiscal years ended May 31, 1996 and 1997, the Fund's portfolio turnover rate was 25.30% and 18.48%, respectively. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year.) High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

                       DETERMINATION OF NET ASSET VALUE

  Reference is made to "Additional Information--Determination of Net Asset Value" in the Prospectus concerning the determination of net asset value.

  The net asset value of the shares of all classes of the Fund is determined by the Manager once daily, Monday through Friday, as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of its Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.

  Portfolio securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

  Where there is no market quotation on securities or options, fair market value will be determined in good faith by or under the direction of the Fund's Directors. Such valuations and procedures will be reviewed periodically by the Directors.

  Generally, trading in mortgage-backed or other securities issued or guaranteed by United States Government agencies or instrumentalities is substantially completed each day at various times prior to 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the time the Fund determines its net asset value which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Directors.

                             SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Certain of such services are not available to investors who place orders for the Fund shares through Blueprint. Full details as to each such service and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the transfer agent has an Investment Account and will receive statements, at least quarterly, from the transfer agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent. Shareholders considering transferring their Class A shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS

  A shareholder may make additions to an Investment Account at any time by purchasing Class A (if the shareholder is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation can also be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. Investors whose shares of the Fund are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund, in their CMA(R) or CBA(R) accounts or in certain related accounts in the amount of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the payable date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

  Shareholders may, at any time, notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividend and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS--CLASS A AND CLASS D SHARES

  A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals for shareholders with Class A or Class D shares with such a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his or her Class A or Class D shares. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the Exchange is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in Fund Class A or Class D shares, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The CMA(R)/CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R)/CBA(R) Systematic Redemption Program, eligible shareholders should contact their Financial Consultant.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of certain money market funds with a reduced or without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively ("new Class B or Class C shares"), of another MLAM-advised mutual fund on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher then the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the Fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Special Value Fund Class B shares for more than five years.

  Shareholders also may exchange shares of the Fund into shares of certain money market funds advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund that were acquired as a result of an exchange for Class B or Class C shares of the Fund, may, in turn, be exchanged back into Class B shares of any fund offering such shares, in which event the holding period for Class B or Class C shares of the newly-acquired Fund will be aggregated with previous holding periods for purposes of reducing the contingent deferred sales charge. Thus, for example, an investor may exchange Class B or Class C shares of the Fund for shares of Merrill Lynch Institutional Fund after having held the Class B or Class C shares for two and a half years and three years later decide to redeem the shares of Merrill Lynch Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B or Class C shares of the Fund been redeemed for cash rather than exchanged for shares of Merrill Lynch Institutional Fund will be payable. If, instead of such redemption the shareholder exchanged such shares for Class B or Class C shares of a fund that the shareholder continues to hold for an additional two and a half years, any subsequent redemption will not incur a CDSC.


  To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Securities and Exchange Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and may thereafter resume such offering from time to time. The exchange privilege is available only in states where the exchange legally may be made.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  All or a portion of the Fund's net investment income will be declared as dividends daily prior to the determination of net asset value on that day and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in any particular period in order to permit the Fund to maintain a more stable level of distributions. As a result, the distribution paid by the Fund for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. However, it is the Fund's intention to distribute during any fiscal year all its net investment income. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order. All net realized long-term and short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value."

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Recent legislation creates additional categories of capital gains taxable at different rates. Although the legislation does not explain how gain in these categories will be taxed to shareholders of RICs, it authorizes the issuance of regulations applying the new categories of gain and the new rates to sales of securities by RICs. In the absence of guidance, there is some uncertainty as to the manner in which the categories of gain and related rates will be passed through to shareholders as capital gains. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the

Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. It is anticipated that IRS guidance permitting categories of gain and related rates to be passed through to shareholders would require this written notice to designate the amounts of various categories of capital gain income included in capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

TAX TREATMENT OF INTEREST RATE TRANSACTIONS, OPTIONS AND FUTURES

  The Fund may write, purchase or sell options and futures. In general, unless an election is available to the Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options and futures contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and closing transactions in options and futures contracts.

  One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract. Under recently enacted legislation, this requirement will no longer apply to the Fund after the end of its May 31, 1998 fiscal year.

  The Fund may make investments that produce taxable income that is not matched by a corresponding receipt of cash or an offsetting loss deduction. Such investments would include dollar rolls and obligations that have original issue discount (such as SMBSs), that accrue discount or are subordinated in the mortgage-backed securities structure. Such taxable income would be treated as income earned by the Fund and would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding receipt of cash by the Fund or an offsetting loss deduction, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders. The Fund intends to make sufficient and timely distributions to shareholders so as to qualify for treatment as a RIC at all times and to avoid imposition of the excise tax.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax. In general, state law does not consider income derived from MBSs to be income attributable to U.S. Government obligations.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data, as well as yield, in advertisements or information furnished to present or prospective shareholders. Total return is based on the Fund's historical performance and is not intended to indicate future performance. Average annual total return and yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the contingent deferred sales charge that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the period of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                                   CLASS A SHARES                    CLASS B SHARES
                          --------------------------------- ---------------------------------
                             EXPRESSED       REDEEMABLE        EXPRESSED       REDEEMABLE
                          AS A PERCENTAGE    VALUE OF A     AS A PERCENTAGE    VALUE OF A
                            BASED ON A      HYPOTHETICAL      BASED ON A      HYPOTHETICAL
                           HYPOTHETICAL   $1,000 INVESTMENT  HYPOTHETICAL   $1,000 INVESTMENT
                              $1,000         AT THE END         $1,000         AT THE END
         PERIOD             INVESTMENT      OF THE PERIOD     INVESTMENT      OF THE PERIOD
         ------           --------------- ----------------- --------------- -----------------
                                              AVERAGE ANNUAL TOTAL RETURN
                                     (including maximum applicable sales charges)
One Year Ended May 31,
 1997...................       3.19%          $1,031.90          2.45%          $1,024.50
Five Years Ended May 31,
 1997...................                                         4.08%          $1,221.40
Inception (August 2,
 1991) to May 31, 1997..                                         4.25%          $1,274.20
Inception (October 21,
 1994) to May 31, 1997*.       5.55%          $1,151.30
                                              AVERAGE ANNUAL TOTAL RETURN
   YEAR ENDED MAY 31,
   ------------------                (excluding maximum applicable sales charges)
1997....................       7.48%          $1,074.80          6.44%          $1,064.40
1996....................       6.41%          $1,064.10          5.34%          $1,053.40
1995....................                                         5.48%          $1,054.80
1994....................                                         0.77%          $1,007.70
1993....................                                         2.48%          $1,024.80
Inception (August 2,
 1991)
 to May 31, 1992........                                         4.33%          $1,043.30
Inception (October 21,
 1994)
 to May 31, 1995*.......       4.85%          $1,048.50
                                                AGGREGATE TOTAL RETURN
                                     (including maximum applicable sales charges)
Inception (August 2,
 1991)
 to May 31, 1997........                                        27.42%          $1,274.20
Inception (October 21,
 1994)
 to May 31, 1997*.......      15.13%          $1,151.30
                                                         YIELD
30 days ended May 31,
 1997...................       5.68%                             5.18%

--------
* Information as to Class A and Class C shares is presented only for the period October 21, 1994 to May 31, 1997. Prior to October 21, 1994, no Class A or Class C shares were publicly issued.

                                   CLASS C SHARES                    CLASS D SHARES
                          --------------------------------- ---------------------------------
                             EXPRESSED       REDEEMABLE        EXPRESSED       REDEEMABLE
                          AS A PERCENTAGE    VALUE OF A     AS A PERCENTAGE    VALUE OF A
                            BASED ON A      HYPOTHETICAL      BASED ON A      HYPOTHETICAL
                           HYPOTHETICAL   $1,000 INVESTMENT  HYPOTHETICAL   $1,000 INVESTMENT
                              $1,000         AT THE END         $1,000         AT THE END
         PERIOD              INVESTMENT     OF THE PERIOD      INVESTMENT     OF THE PERIOD
         ------           --------------- ----------------- --------------- -----------------
                                              AVERAGE ANNUAL TOTAL RETURN
                                     (including maximum applicable sales charges)
One Year Ended May 31,
 1997...................        5.51%         $1,055.10           2.82%         $1,028.20
Five Years Ended May 31,
 1997...................                                          3.77%         $1,203.10
Inception (August 2,
 1991) to May 31, 1997..                                          4.05%         $1,260.20
Inception (October 21,
 1994) to May 31, 1997*.        6.26%         $1,171.70
                                                  ANNUAL TOTAL RETURN
   YEAR ENDED MAY 31,                (excluding maximum applicable sales charges)
   ------------------
1997....................        6.51%         $1,065.10           7.11%         $1,071.10
1996....................        5.30%         $1,053.00           5.91%         $1,059.10
1995....................                                          5.91%         $1,059.10
1994....................                                          1.28%         $1,012.80
1993....................                                          2.99%         $1,029.90
Inception (August 2,
 1991) to May 31, 1992..                                          4.75%         $1,047.50
Inception (October 21,
 1994) to May 31, 1995*.        4.47%         $1,044.70
                                                AGGREGATE TOTAL RETURN
                                     (including maximum applicable sales charges)
Inception (August 2,
 1991) to May 31, 1997..                                         26.02%         $1,260.20
Inception (October 21,
 1994) to May 31, 1997*.       17.17%         $1,171.70
                                                         YIELD
30 days ended May 31,
 1997...................        5.12%                             5.45%

--------

* Information as to Class A and Class C shares is presented only for the period October 21, 1994 to May 31, 1997. Prior to October 21, 1994, no Class A or Class C shares were publicly issued.

  In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the contingent deferred sales charge in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSCs and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses may be deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Fund was incorporated under Maryland law on April 19, 1991. It has an authorized capital of 1,000,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A and Class C each consists of 100,000,000 shares, Class B consists of 600,000,000 shares and Class D consists of 200,000,000 shares. Class A, Class B, Class C and Class D Common Stock all represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act of 1940 does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and
(iv) ratification of selection of independent accountants. Generally, under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 25% of the outstanding shares of the Fund. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that, as noted above, expenses related to the account maintenance and/or distribution of the shares of a class will be borne solely by such class. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

  The Manager provided the initial capital for the Fund by purchasing 10,000 shares for $100,000. Such shares will be acquired for investment and can only be disposed by redemption. The organizational expenses of the Fund were paid by the Fund and amortized over a period not exceeding five years. The proceeds realized by the Manager (or any subsequent holder) upon redemption of any of such shares will be reduced by the proportionate amount of the unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased.

COMPUTATION OF OFFERING PRICE PER SHARE

  An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on May 31, 1997, is as set forth below.

                                    CLASS A    CLASS B     CLASS C     CLASS D
                                    -------- ------------ ---------- -----------
  Net Assets......................  $265,239 $106,060,849 $5,315,233 $13,266,465
                                    ======== ============ ========== ===========
  Number of Shares Outstanding....    27,491   11,022,844    552,141   1,379,496
                                    ======== ============ ========== ===========
  Net Asset Value Per Share (net
   assets divided by number of
   shares outstanding)............  $   9.65 $       9.62 $     9.63 $      9.62
  Sales Charge for Class A and
   Class D shares: 4.00%
   of offering price (4.17% of net
   asset value*)..................      0.40           **         **        0.40
                                    -------- ------------ ---------- -----------
  Offering Price..................  $  10.05 $       9.62 $     9.63 $     10.02
                                    ======== ============ ========== ===========

--------

 * Rounded to the nearest one-hundredth percent; assumes the maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charges--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, have been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  The Bank of New York, 90 Washington Street, 12th Floor, New York, New York 10286, acts as the custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investment.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on May 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by Independent Auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

  Under a separate agreement Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's common stock on August 1, 1997.

                                  APPENDIX A

                          RATINGS OF DEBT SECURITIES

DESCRIPTION OF CORPORATE DEBT RATINGS OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal repayments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investments. Assurance of interest and principal repayments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

  The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  . Leading market positions in well-established industries.

  . High rates of return on funds employed.

  . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

  If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, in assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

DESCRIPTION OF CORPORATE DEBT RATINGS OF STANDARD & POOR'S RATINGS GROUP ("STANDARD & POOR'S")

  A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest payments and principal repayments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal repayments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-):

  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The letter c indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

L The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

p The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.


N.R. Not rated.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal repayments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Adjustable Rate Securities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Adjustable Rate Securities Fund, Inc. as of May 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Adjustable Rate Securities Fund, Inc. as of May 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for each of the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

June 27, 1997

SCHEDULE OF INVESTMENTS
                                               Face                                                           Value     Percent of
                  Index                       Amount             Issue                            Cost      (Note 1a)   Net Assets
Adjustable Rate*  Certificate of Deposit   $ 4,222,688  Federal National Mortgage
Mortgage-Backed   Indexed Obligations                   Association, #307622, 7.403%
Obligations**                                           due 4/01/2023                        $  4,343,668 $  4,352,662    3.49%

                  Constant Maturity                     Federal Home Loan Mortgage
                  Treasury Indexed                      Corporation:
                  Obligations                2,107,567    #645073, 7.762% due 5/01/2015         2,143,132    2,174,322    1.74
                                             3,830,652    #606108, 7.807% due 9/01/2019         3,907,146    4,031,762    3.23
                                             2,500,737    #775194, 7.131% due 3/01/2020         2,507,515    2,581,236    2.07
                                                65,360    #785173, 7.64% due 8/01/2020             66,871       66,953    0.05
                                             2,913,559    #845139, 8.036% due 3/01/2022         2,957,665    3,061,072    2.45
                                             5,221,670    #845535, 7.881% due 10/01/2023        5,321,716    5,487,662    4.39
                                             7,921,860    #755170, 7.607% due 8/01/2031         8,189,222    8,185,499    6.55
                                                        Federal National Mortgage
                                                        Association:
                                               531,615    #21041, 7.31% due 10/01/2013            546,899      529,127    0.42
                                             1,417,131    #21059, 7.29% due 11/01/2013          1,457,874    1,413,121    1.13
                                             1,129,257    #20293, 6.78% due 9/01/2015           1,161,723    1,119,625    0.90
                                             4,563,301    #142069, 7.26% due 12/01/2021         4,657,419    4,742,274    3.80
                                             1,969,254    #181278, 7.378% due 9/01/2022         2,018,893    2,012,332    1.61
                                             4,294,267    #200009, 7.58% due 2/01/2023          4,309,933    4,435,849    3.55
                                             5,924,866    #291252, 7.993% due 8/01/2024         6,000,600    6,188,700    4.96
                                               997,662    #309653, 7.22% due 5/01/2025          1,021,237    1,020,269    0.82
                                             2,350,964    #324905, 7.768% due 9/01/2025         2,374,820    2,452,296    1.96
                                             7,736,184  Prudential Home Mortgage Securities
                                                        Company, Inc., REMIC (a) 92-35-A1,
                                                        8.286% due 11/25/2022                   7,929,589    7,899,369    6.32

                  Cost of Funds              3,743,454  DLJ Mortgage Acceptance Corp.,
                  Indexed Obligations                   REMIC (a)91-6-A1, 7.827% due
                                                        9/25/2021                               3,807,502    3,755,152    3.01

                  London Interbank           5,400,781  Federal National Mortgage
                  Offered Rate Indexed                  Association, #305729, 7.626%
                  Obligations                           due 2/01/2025                           5,561,013    5,587,270    4.47
                                                        Resolution Trust Corporation,
                                                        REMIC (a):
                                             6,510,813    91-M7-B, 7.75% due 1/25/2021          6,510,813    6,532,716    5.23
                                            15,005,514    92-C1-B, 7.75% due 8/25/2023         14,452,436   15,080,541   12.07
                                            12,000,000  Saxon Mortgage Securities
                                                        Corporation, REMIC (a) 92-3-B,
                                                        7.819% due 11/25/2022                  12,249,724   12,090,000    9.68

                                                        Total Investments in Adjustable
                                                        Rate Mortgage-Backed Obligations      103,497,410  104,799,809   83.90

Derivative                                  14,345,214  Capstead Mortgage Securities
Mortgage-Backed                                         Corporation II, REMIC (a) 93-2I-A3,
Obligations**--                                         0.50% due 9/25/2023                      218,728        71,726    0.06
Interest Only (b)                           60,669,172  DLJ Mortgage Acceptance Corp., REMIC
                                                        (a) 92-6-A1, 0.644% due 7/25/2022         839,528      594,558    0.47
                                                76,211  Federal Home Loan Mortgage
                                                        Corporation, REMIC (a)(c) 92-1363-C,
                                                        323% due 8/15/2022                      1,247,520      595,750    0.48
                                                    91  Prudential Home Mortgage Securities
                                                        Company, Inc., REMIC (a) 92-1-A9,
                                                        42,989% due 2/25/2022                      22,001       10,325    0.01
                                                        Sears Mortgage Securities Corp.,
                                                        REMIC (a):
                                                 3,924    91-K-A4, 5,879% due 9/25/2021           535,120      370,831    0.30


                                            31,621,325    92-12-A3, 0.51% due 7/25/2022           359,745      331,036    0.26

                                                        Total Investments in Derivative
                                                        Mortgage-Backed Obligations--
                                                        Interest Only                           3,222,642    1,974,226    1.58


Fixed Rate                                   3,811,635  Resolution Trust Corporation, REMIC
Mortgage-Backed                                         (a) 92-CHF-B, 7.15% due 12/25/2020      3,856,685    3,815,804    3.06
Obligations**
                                                        Total Investments in Fixed Rate
                                                        Mortgage-Backed Obligations             3,856,685    3,815,804    3.06


                                                        Total Investments in Mortgage-
                                                        Backed Obligations                    110,576,737  110,589,839   88.54


US Government                                           United States Treasury Notes:
Obligations                                  7,000,000    6.125% due 8/31/1998                  6,969,922    7,010,920    5.62
                                             5,000,000    6% due 8/15/1999                      4,942,656    4,974,200    3.98

                                                        Total Investments in US Government
                                                        Obligations                            11,912,578   11,985,120    9.60


Short-Term        Repurchase                 2,464,000  Nikko Securities International,
Securities        Agreements***                         Inc., purchased on 5/30/1997 to
                                                        yield 5.58% to 6/02/1997                2,464,000    2,464,000    1.97

                                                        Total Short-Term Securities             2,464,000    2,464,000    1.97

                                                        Total Investments                    $124,953,315  125,038,959  100.11
                                                                                             ============
                                                        Liabilities in Excess of Other
                                                        Assets                                                (131,173)   (.11)
                                                                                                          ------------  -------
                                                        Net Assets                                        $124,907,786  100.00%
                                                                                                          ============  =======

                 *Adjustable Rate Obligations have coupon rates which reset periodically.
                **Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
               ***Repurchase Agreements are fully collateralized by US Government &
                  Agency Obligations.
               (a)Real Estate Mortgage Investment Conduits (REMIC).
               (b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
               (c)Adjustable rate coupon that resets inversely to changes in the
                  London Interbank Offered Rate.


                  See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

                    As of May 31, 1997
Assets:             Investments, at value (identified cost--$124,953,315) (Note 1a)                         $125,038,959
                    Cash                                                                                             242
                    Receivables:
                      Interest                                                             $  1,047,126
                      Principal paydowns                                                        286,465
                      Capital shares sold                                                        10,590        1,344,181
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          90,988
                                                                                                            ------------
                    Total assets                                                                             126,474,370
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                 1,141,678
                      Dividends to shareholders (Note 1g)                                       180,210
                      Distributor (Note 2)                                                       76,925
                      Investment adviser (Note 2)                                                55,222        1,454,035
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       112,549
                                                                                                            ------------
                    Total liabilities                                                                          1,566,584
                                                                                                            ------------

Net Assets:         Net assets                                                                              $124,907,786
                                                                                                            ============

Net Assets          Class A Common Stock, $0.10 par value, 100,000,000 shares authorized                    $      2,749
Consist of:         Class B Common Stock, $0.10 par value, 600,000,000 shares authorized                       1,102,284
                    Class C Common Stock, $0.10 par value, 100,000,000 shares authorized                          55,214
                    Class D Common Stock, $0.10 par value, 200,000,000 shares authorized                         137,950
                    Paid-in capital in excess of par                                                         158,237,079
                    Accumulated realized capital losses on investments--net (Note 5)                         (34,713,134)
                    Unrealized appreciation on investments--net                                                   85,644
                                                                                                            ------------
                    Net assets                                                                              $124,907,786
                                                                                                            ============

Net Asset           Class A--Based on net assets of $265,239 and 27,491
Value:              shares outstanding                                                                      $       9.65
                                                                                                            ============
                    Class B--Based on net assets of $106,060,849 and 11,022,844
                    shares outstanding                                                                      $       9.62
                                                                                                            ============
                    Class C--Based on net assets of $5,315,233 and 552,141
                    shares outstanding                                                                      $       9.63
                                                                                                            ============
                    Class D--Based on net assets of $13,266,465 and 1,379,496
                    shares outstanding                                                                      $       9.62
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended May 31, 1997
Investment Income   Interest and discount earned, net of premium amortization                               $  9,650,937
(Note 1e):                                                                                                  ------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)                                  905,720
                    Investment advisory fees (Note 2)                                                            689,185
                    Transfer agent fees--Class B (Note 2)                                                        131,694
                    Accounting services (Note 2)                                                                  98,039
                    Professional fees                                                                             80,005
                    Registration fees (Note 1f)                                                                   73,122
                    Printing and shareholder reports                                                              68,928
                    Directors' fees and expenses                                                                  40,439
                    Account maintenance fees--Class D (Note 2)                                                    32,462
                    Account maintenance and distribution fees--Class C (Note 2)                                   30,129
                    Custodian fees                                                                                24,582
                    Transfer agent fees--Class D (Note 2)                                                         11,235
                    Amortization of organization expenses (Note 1f)                                                4,003
                    Transfer agent fees--Class C (Note 2)                                                          3,634
                    Pricing fees                                                                                   1,711
                    Transfer agent fees--Class A (Note 2)                                                            313
                    Other                                                                                         14,968
                                                                                                            ------------
                    Total expenses                                                                             2,210,169
                                                                                                            ------------
                    Investment income--net                                                                     7,440,768
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,901,359)
Unrealized Gain     Change in unrealized depreciation on investments--net                                      3,283,381
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  8,822,790
(Notes 1c, 1e & 3):                                                                                         ============


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                             For the Year Ended May 31,
                    Increase (Decrease) in Net Assets:                                         1997              1996
Operations:         Investment income--net                                                 $  7,440,768     $ 10,070,282
                    Realized gain (loss) on investments--net                                 (1,901,359)         318,695
                    Change in unrealized appreciation/depreciation on investments--net        3,283,381         (890,435)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      8,822,790        9,498,542
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                   (21,887)         (27,553)
(Note 1g):            Class B                                                                (6,440,557)      (9,248,234)
                      Class C                                                                  (200,022)         (81,537)
                      Class D                                                                  (758,871)        (812,697)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to shareholders      (7,421,337)     (10,170,021)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share transactions      (30,039,497)     (66,863,233)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                            (28,638,044)     (67,534,712)
                    Beginning of year                                                       153,545,830      221,080,542
                                                                                           ------------     ------------
                    End of year                                                            $124,907,786     $153,545,830
                                                                                           ============     ============


                    See Notes to  Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                                     Class A
                                                                                                                 For the
                                                                                                                  Period
                    The following per share data and ratios have been derived            For the                 Oct. 21,
                    from information provided in the financial statements.              Year Ended              1994++ to
                                                                                         May 31,                 May 31,
                    Increase (Decrease) in Net Asset Value:                      1997+++++      1996+++++         1995
Per Share           Net asset value, beginning of period                         $   9.54       $   9.55        $   9.46
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .59            .56             .36
                    Realized and unrealized gain on investments--net                  .10            .03             .09
                                                                                 --------       --------        --------
                    Total from investment operations                                  .69            .59             .45
                                                                                 --------       --------        --------
                    Less dividends from investment income--net                       (.58)          (.60)           (.36)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $   9.65       $   9.54        $   9.55
                                                                                 ========       ========        ========


Total Investment    Based on net asset value per share                              7.48%          6.41%           4.85%+++
Return:**                                                                        ========       ========        ========

Ratios to Average   Expenses                                                         .89%           .81%            .87%*
Net Assets:                                                                      ========       ========        ========
                    Investment income--net                                          6.13%          6.20%           6.18%*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period (in thousands)                     $    265       $    281        $    345
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             18.48%         25.30%         102.55%
                                                                                 ========       ========        ========
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                 Class B
                                                                                  For the Year Ended May 31,
                    Increase (Decrease) in Net Asset Value:           1997+++++  1996+++++    1995      1994       1993
Per Share           Net asset value, beginning of year                $   9.53   $   9.56  $   9.53  $   9.76   $   9.92
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .51        .52       .46       .32        .40
                    Realized and unrealized gain (loss) on
                    investments--net                                       .09       (.02)      .04      (.24)      (.16)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .60        .50       .50       .08        .24
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.51)      (.53)     (.47)     (.31)      (.40)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.62   $   9.53  $   9.56  $   9.53   $   9.76
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.44%      5.34%     5.48%      .77%      2.48%
Return:**                                                             ========   ========  ========  ========   ========


Ratios to Average   Expenses                                             1.65%      1.59%     1.59%     1.46%      1.40%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               5.35%      5.45%     4.88%     3.20%      4.15%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $106,061   $137,387  $202,334  $374,376   $689,593
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  18.48%     25.30%   102.55%    60.38%    104.71%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding during the period.


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                     Class C
                                                                                                                 For the
                                                                                                                  Period
                    The following per share data and ratios have been derived            For the                 Oct. 21,
                    from information provided in the financial statements.              Year Ended              1994++ to
                                                                                         May 31,                 May 31,
                    Increase (Decrease) in Net Asset Value:                      1997+++++      1996+++++          1995
Per Share           Net asset value, beginning of period                         $   9.53       $   9.56        $   9.46
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .50            .48             .31
                    Realized and unrealized gain on investments--net                  .11            .01             .10
                                                                                 --------       --------        --------
                    Total from investment operations                                  .61            .49             .41
                                                                                 --------       --------        --------
                    Less dividends from investment income--net                       (.51)          (.52)           (.31)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $   9.63       $   9.53        $   9.56
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                              6.51%          5.30%           4.47%+++
Return:**                                                                        ========       ========        ========
Ratios to Average   Expenses                                                        1.70%          1.57%           1.68%*
Net Assets:                                                                      ========       ========        ========
                    Investment income--net                                          5.34%          5.40%           5.51%*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period (in thousands)                     $  5,315       $  3,078        $  1,409
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             18.48%         25.30%         102.55%
                                                                                 ========       ========        ========
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                 Class D
                                                                                  For the Year Ended May 31,
                    Increase (Decrease) in Net Asset Value:           1997+++++  1996+++++    1995      1994       1993
Per Share           Net asset value, beginning of year                $   9.52   $   9.55  $   9.53  $   9.76   $   9.92
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .57        .56       .51       .37        .45
                    Realized and unrealized gain (loss) on
                    investments--net                                       .09       (.01)      .03      (.24)      (.16)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .66        .55       .54       .13        .29
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.56)      (.58)     (.52)     (.36)      (.45)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.62   $   9.52  $   9.55  $   9.53   $   9.76
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   7.11%      5.91%     5.91%     1.28%      2.99%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.13%      1.06%     1.08%      .96%       .91%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               5.87%      5.98%     5.44%     3.69%      4.79%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 13,267   $ 12,800  $ 16,993  $ 23,043   $ 51,398
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  18.48%     25.30%   102.55%    60.38%    104.71%
                                                                      ========   ========  ========  ========   ========


               [FN]
                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding during the period.


                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Adjustable Rate Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded in the over-the-counter market are valued at the last available bid price or on the basis of yield equivalents as obtained from one or more dealers that make markets in such securities. Options written on mortgage-backed securities and other securities of the Fund which are traded on exchanges are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Interest rate futures contracts and options thereon, which are traded on exchanges, are stated at market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and related options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margins and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time is was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount and premiums) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.50%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                            Account     Distribution
                                        Maintenance Fee     Fee

Class B                                     0.25%          0.50%
Class C                                     0.25%          0.55%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                                         MLFD        MLPF&S

Class D                                  $934        $10,352

For the year ended May 31, 1997, MLPF&S received contingent deferred sales charges of $75,785 and $22,912 relating to transactions in Class B and Class C Shares, respectively.

For the year ended May 31, 1997, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $2,821 for security price quotations to compute the net asset values of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 1997 were $24,745,553 and $47,869,879, respectively.

Net realized and unrealized gains (losses) as of May 31, 1997 were as follows:


                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments            $ (1,901,359)  $     85,644
                                 ------------   ------------
Total                            $ (1,901,359)  $     85,644
                                 ============   ============

As of May 31, 1997, net unrealized depreciation for Federal income tax purposes aggregated $27,354, of which $1,732,876 related to appreciated securities and $1,760,230 related to depreciated securities. The aggregate cost of investments at May 31, 1997 for Federal income tax purposes was $125,066,313.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $30,039,497 and $66,863,233 for the years ended May 31, 1997 and
May 31, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Year Ended                                          Dollar
May 31, 1997                          Shares        Amount

Shares sold                           965,067  $   9,288,059
Shares issued to shareholders
in reinvestment of dividends              347          1,950
                                -------------  -------------
Total issued                          965,414      9,290,009
Shares redeemed                      (967,393)    (9,308,472)
                                -------------  -------------
Net decrease                           (1,979) $     (18,463)
                                =============  =============



Class A Shares for the
Year Ended                                          Dollar
May 31, 1996                          Shares        Amount

Shares sold                           893,429  $   8,512,092
Shares issued to shareholders
in reinvestment of dividends              151          1,444
                                -------------  -------------
Total issued                          893,580      8,513,536
Shares redeemed                      (900,177)    (8,576,542)
                                -------------  -------------
Net decrease                           (6,597) $     (63,006)
                                =============  =============

Class B Shares for the
Year Ended                                          Dollar
May 31, 1997                          Shares        Amount

Shares sold                         5,764,174  $  58,529,269
Shares issued to shareholders
in reinvestment of dividends          674,713      3,158,743
                                -------------  -------------
Total issued                        6,438,887     61,688,012
Automatic conversion of shares        (51,870)      (497,629)
Shares redeemed                    (9,786,009)   (93,754,680)
                                -------------  -------------
Net decrease                       (3,398,992) $ (32,564,297)
                                =============  =============



Class B Shares for the
Year Ended                                          Dollar
May 31, 1996                          Shares        Amount

Shares sold                         3,209,190  $  30,564,309
Shares issued to shareholders
in reinvestment of dividends          566,087      5,393,795
                                -------------  -------------
Total issued                        3,775,277     35,958,104
Automatic conversion of shares         (2,712)       (25,846)
Shares redeemed                   (10,524,204)  (100,276,738)
                                -------------  -------------
Net decrease                       (6,751,639) $ (64,344,480)
                                =============  =============



Class C Shares for the Year                         Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                         1,790,501  $  17,211,671
Shares issued to shareholders
in reinvestment of dividends           14,275        121,539
                                -------------  -------------
Total issued                        1,804,776     17,333,210
Shares redeemed                    (1,575,517)   (15,123,053)
                                -------------  -------------
Net increase                          229,259  $   2,210,157
                                =============  =============

NOTES TO FINANCIAL STATEMENTS (concluded)




Class C Shares for the Year                         Dollar
Ended May 31, 1996                    Shares        Amount

Shares sold                         1,331,201  $  12,686,096
Shares issued to shareholders
in reinvestment of dividends            3,955         37,684
                                -------------  -------------
Total issued                        1,335,156     12,723,780
Shares redeemed                    (1,159,725)   (11,052,376)
                                -------------  -------------
Net increase                          175,431  $   1,671,404
                                =============  =============



Class D Shares for the Year                         Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                         2,480,241  $  23,652,524
Automatic conversion of shares         51,874        497,629
Shares issued to shareholders
in reinvestment of dividends           45,009        431,306
                                -------------  -------------
Total issued                        2,577,124     24,581,459
Shares redeemed                    (2,542,227)   (24,248,353)
                                -------------  -------------
Net increase                           34,897  $     333,106
                                =============  =============



Class D Shares for the Year                         Dollar
Ended May 31, 1996                    Shares        Amount

Shares sold                         2,963,785  $  28,203,483
Automatic conversion of shares          2,713         25,846
Shares issued to shareholders
in reinvestment of dividends           43,150        410,938
                                -------------  -------------
Total issued                        3,009,648     28,640,267
Shares redeemed                    (3,444,089)   (32,767,418)
                                -------------  -------------
Net decrease                         (434,441) $  (4,127,151)
                                =============  =============

5. Capital Loss Carryforward:
At May 31, 1997, the Fund had a net capital loss carryforward of approximately $32,758,000, of which $20,978,000 expires in 2002 $3,888,000 expires in 2003, $7,641,000 expires in 2004 and $251,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

                   [This page intentionally left blank]

                   [This page intentionally left blank]

                   [This page intentionally left blank]

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Objective and Policies.........................................   2
 Privately Issued Mortgage-Backed and Asset-Backed Securities--Credit En-
    hancements............................................................   2
 United States Government Agencies or Instrumentalities...................   3
 Adjustable Rate Securities--Indexes......................................   5
 Additional Collateralized Mortgage Obligation Structures.................   5
 Portfolio Strategies Involving Interest Rate Transactions, Options and
    Futures...............................................................   6
 Other Investment Policies and Practices..................................  10
 Investment Restrictions..................................................  11
Management of the Fund....................................................  13
 Directors and Officers...................................................  13
 Compensation of Directors................................................  15
 Management and Advisory Arrangements.....................................  16
Purchase of Shares........................................................  17
 Initial Sales Charge Alternatives-- Class A and Class D Shares...........  17
 Reduced Initial Sales Charge.............................................  19
 Employer-Sponsored Retirement or Savings Plans and Certain Other Arrange-
    ments.................................................................  21
 Distribution Plans.......................................................  21
 Limitations on the Payment of Deferred Sales Charges.....................  22
Redemption of Shares......................................................  23
 Deferred Sales Charges-- Class B and Class C Shares......................  23
Portfolio Transactions....................................................  24
 Portfolio Turnover.......................................................  25
Determination of Net Asset Value..........................................  25
Shareholder Services......................................................  26
 Investment Account.......................................................  27
 Automatic Investment Plans...............................................  27
 Automatic Reinvestment of Dividends and Capital Gains Distributions......  27
 Systematic Withdrawal Plans--Class A and Class D Shares..................  28
 Exchange Privilege.......................................................  29
Dividends, Distributions and Taxes........................................  31
 Dividends and Distributions..............................................  31
 Taxes....................................................................  31
 Tax Treatment of Interest Rate Transactions, Options and Futures.........  33
Performance Data..........................................................  34
General Information.......................................................  37
 Description of Shares....................................................  37
 Computation of Offering Price per Share..................................  37
 Independent Auditors.....................................................  38
 Custodian................................................................  38
 Transfer Agent...........................................................  38
 Legal Counsel............................................................  38
 Reports to Shareholders..................................................  38
 Additional Information...................................................  39
 Security Ownership of Certain Beneficial Owners..........................  39
Appendix A--Ratings of Debt Securities....................................  40
Independent Auditors' Report..............................................  45
Financial Statements......................................................  46

                                                           Code #13938-0897

[LOGO] MERRILL LYNCH

Merrill Lynch
Adjustable Rate
Securities Fund, Inc.

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION

    August 29, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) FINANCIAL STATEMENTS

    Contained in Part A:

      Financial Highlights for each of the years in the five year period ended May 31, 1997, and for the period August 2, 1991 (commencement of operations) through May 31, 1992

    Contained in Part B:

      Schedule of Investments as of May 31, 1997

      Statement of Assets and Liabilities as of May 31, 1997

      Statement of Operations for the year ended May 31, 1997

      Statements of Changes in Net Assets for the years ended May 31, 1997 and 1996

      Financial Highlights for each of the years in the five year period ended May 31, 1997

  (c) EXHIBITS:

 EXHIBIT
 NUMBER
 -------
   1(a)   -- Articles of Incorporation of the Registrant dated April 18,
             1991.(a)
    (b)   -- Articles of Amendment of the Registrant dated May 31, 1991.(a)
    (c)   -- Articles Supplementary of the Registrant dated October 17,
             1994.(a)
    (d)   -- Articles of Amendment of the Registrant dated October 17, 1994.(a)
   2      -- By-Laws of the Registrant.(a)
   3      -- None.
   4      -- Portions of the Articles of Incorporation and the By-Laws of the
             Registrant defining the rights of shareholders of the
             Registrant.(b)
             Management Agreement between the Registrant and Merrill Lynch
   5(a)   -- Asset Management L.P.(a)
    (b)   -- Supplement to Management Agreement between the Registrant and
             Merrill Lynch Asset Management, L.P.(c)
   6(a)   -- Form of Class A Shares Distribution Agreement between the
             Registrant and Merrill Lynch Funds Distributor, Inc. (including
             Selected Dealers Agreement).(c)
    (b)   -- Class B Shares Distribution Agreement between the Registrant and
             Merrill Lynch Funds Distributor, Inc.(a)
    (c)   -- Form of Class C Shares Distribution Agreement between the
             Registrant and Merrill Lynch Funds Distributor, Inc. (including
             Selected Dealers Agreement).(c)
    (d)   -- Form of Class D Shares Distribution Agreement between the
             Registrant and Merrill Lynch Funds Distributor, Inc. (including
             Selected Dealers Agreement).(c)
   7      -- None.
   8      -- Custody Agreement between the Registrant and The Bank of New
             York.(a)
   9      -- Transfer Agency, Dividend Disbursing Agency and Shareholder
             Servicing Agency Agreement between the Registrant and Merrill
             Lynch Financial Data Services, Inc.(a)
  10      -- Opinion of Brown & Wood LLP, counsel to the Registrant.
  11      -- Consent of Deloitte & Touche LLP, independent auditors for the
             Registrant.
  12      -- None.
  13      -- Certificate of Merrill Lynch Asset Management, L.P.(a)
  14      -- None.
  15(a)   -- Amended and Restated Class B Shares Distribution Plan of the
             Registrant.(a)
    (b)   -- Form of Class C Distribution Plan and Class C Distribution Plan
             Sub-Agreement of the Registrant.(c)
    (c)   -- Form of Class D Distribution Plan and Class D Distribution Plan
             Sub-Agreement of the Registrant.(c)
  16(a)   -- Schedule of computation of each performance quotation provided in the Registration Statement in response to item 22 relating to
             Class D shares.(a)

 EXHIBIT
 NUMBER
 -------
    (b)   -- Schedule for computation of each performance quotation provided in the Registration Statement in response to item 22 relating to
             Class B shares.(a)
    (c)   -- Schedule for computation of each performance quotation provided in the Registration Statement in response to item 22 relating to
             Class A shares.(a)
    (d)   -- Schedule for computation of each performance quotation provided in the Registration Statement in response to item 22 relating to
             Class C shares.(a)
  17(a)   -- Financial Data Schedule for Class A Shares.
    (b)   -- Financial Data Schedule for Class B Shares.
    (c)   -- Financial Data Schedule for Class C Shares.
    (d)   -- Financial Data Schedule for Class D Shares.
  18      -- Merrill Lynch Select Pricing SM System Plan Pursuant to Rule 18f-
             3.(d)

--------

(a) Filed on September 25, 1995, as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-40332) (the "Registration Statement").

(b) Reference is made to Article V, Article VI (Section 3), Article VII,
    Article VIII and Article X of the Registrant's Articles of Incorporation, previously filed as Exhibit (1), to the Registration Statement; and to
    Article II, Article III (Sections 1, 3, 5, 6, and 17), Article VI, Article VII, Article XIII and Article XIV of the Registrant's By-Laws previously filed as Exhibit (2) to the Registration Statement.

(c) Previously filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement.

(d) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  The Registrant is not controlled by or under common control with any person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                    NUMBER OF
                                                                    HOLDERS AT
                         TITLE OF CLASS                           JULY 31, 1997*
                         --------------                           --------------
Class A shares of Common Stock, par value $0.10 per share........        14
Class B shares of Common Stock, par value $0.10 per share........     7,603
Class C shares of Common Stock, par value $0.10 per share........       150
Class D shares of Common Stock, par value $0.10 per share........       437

--------
* The number of holders shown in the table includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Reference is made to Article VI of Registrant's Articles of Incorporation,
Article VI of the Registrant's By-laws Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

  Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only on receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient or the advance ultimately will be found entitled to indemnification.

  In Section 9 of the Class A and Class B Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF MANAGER.

  Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") acts as the investment adviser for the following open-end registered investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Merrill Lynch Global Bond Fund for Investment and Retirement, Inc., Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisory Trust.

  Fund Asset Management, L.P. ("FAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill

Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Debt Strategies Fund, Inc. Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, Inc., MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, Inc., and Worldwide DollarVest Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager and FAM is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML&Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since June 1, 1995 for his or her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President and Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of all or substantially all of the investment companies described in the first two paragraphs of this Item 28 and Messrs. Giordano, Kirstein and Monagle are directors or officers of one or more of such companies.

                                                           OTHER SUBSTANTIAL
                                                               BUSINESS,
                                   POSITION(S) WITH      PROFESSION, VOCATION
              NAME                INVESTMENT ADVISER         OR EMPLOYMENT
              ----                ------------------     --------------------
 ML&Co......................... Limited Partner        Financial Services
                                                        Holding Company;
                                                        Limited Partner of FAM
 Princeton Services, Inc.
  ("Princeton Services")....... General Partner        General Partner of FAM
 Arthur Zeikel................. President              President of FAM;
                                                        President and Director
                                                        of Princeton Services;
                                                        Director of Merrill
                                                        Lynch Funds
                                                        Distributor, Inc.
                                                        ("MLFD"), Executive
                                                        Vice President of
                                                        ML&Co., Inc.
 Terry K. Glenn................ Executive Vice         Executive Vice President
                                 President              of FAM; Executive Vice
                                                        President and Director
                                                        of Princeton Services;
                                                        President and Director
                                                        of MLFD; Director of
                                                        the Transfer Agent;
                                                        President of Princeton
                                                        Administrators, L.P.

                                                           OTHER SUBSTANTIAL
                                                               BUSINESS,
                                   POSITION(S) WITH      PROFESSION, VOCATION
              NAME                INVESTMENT ADVISER         OR EMPLOYMENT
              ----                ------------------     --------------------
 Vincent R. Giordano........... Senior Vice President  Senior Vice President of
                                                        FAM; Senior Vice
                                                        President of Princeton
                                                        Services
 Elizabeth Griffin............. Senior Vice President  Senior Vice President of
                                                        FAM
 Michael J. Hennewinkel........ Senior Vice President  Senior Vice President of
                                                        FAM; Senior Vice
                                                        President of Princeton
                                                        Services
 Philip L. Kirstein............ Senior Vice            Senior Vice President,
                                 President,             General Counsel and
                                 General Counsel and    Secretary of FAM;
                                 Secretary              Senior Vice President,
                                                        General Counsel;
                                                        Director and Secretary
                                                        of Princeton Services;
                                                        Director of MLFD
 Ronald M. Kloss............... Senior Vice President  Senior Vice President
                                 and Controller         and Controller of FAM;
                                                        Senior Vice President
                                                        and Controller of
                                                        Princeton Services
 Stephen M.M. Miller........... Senior Vice President  Executive Vice President
                                                        of Princeton
                                                        Administrators; Senior
                                                        Vice President of
                                                        Princeton Services
 Joseph T. Monagle, Jr......... Senior Vice President  Senior Vice President of
                                                        FAM; Senior Vice
                                                        President of Princeton
                                                        Services
 Michael L. Quinn.............. Senior Vice President  Senior Vice President of
                                                        FAM, Senior Vice
                                                        President of Princeton
                                                        Services, Managing
                                                        Director and First Vice
                                                        President of Merrill
                                                        Lynch
 Gerald M. Richard............. Senior Vice President  Senior Vice President
                                 and Treasurer          and Treasurer of FAM;
                                                        Senior Vice President
                                                        and Treasurer of
                                                        Princeton Services;
                                                        Vice President and
                                                        Treasurer of MLFD
 Ronald L. Welburn............. Senior Vice President  Senior Vice President of
                                                        FAM; Senior Vice
                                                        President of Princeton
                                                        Services
 Anthony Wiseman............... Senior Vice President  Senior Vice President of
                                                        FAM; Senior Vice
                                                        President of Princeton
                                                        Services

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Convertible Holdings, Inc., The Corporate Fund Accumulation Program, Inc., MuniAssets Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas, and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2665.

                                       (2)                        (3)
           (1)                POSITIONS AND OFFICES      POSITIONS AND OFFICES
           NAME                     WITH MLFD               WITH REGISTRANT
           ----            ---------------------------- ------------------------
Terry K. Glenn............ President and Director       Executive Vice President
Arthur Zeikel............. Director                     President and Director
Philip L. Kirstein........ Director                     None
William E. Aldrich........ Senior Vice President        None
Robert W. Crook........... Senior Vice President        None
Michael J. Brady.......... Vice President               None
William M. Breen.......... Vice President               None
Michael G. Clark.......... Vice President               None
James T. Fatseas.......... Vice President               None
Debra W. Landsman-Yaros... Vice President               None
Michelle T. Lau........... Vice President               None
Gerald M. Richard......... Vice President and Treasurer Treasurer
Salvatore Venezia......... Vice President               None
William Wasel............. Vice President               None
Robert Harris............. Secretary                    None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the Rules thereunder will be maintained at the offices of the Registrant, (800 Scudders Mill Road, Plainsboro, New Jersey 08536) and the Transfer Agent, (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Trust-- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 32. Undertakings.

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND THE STATE OF NEW JERSEY, ON THE 28TH DAY OF AUGUST, 1997.

                                          MERRILL LYNCH ADJUSTABLE RATE
                                           SECURITIES FUND, INC. (REGISTRANT)

                                                  /s/ Arthur Zeikel
                                          By__________________________________
                                              (ARTHUR ZEIKEL, PRESIDENT)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE(S) INDICATED.


              SIGNATURE                        TITLE             DATE(S)

           Arthur Zeikel*              President and
-------------------------------------   Director (Principal
           (ARTHUR ZEIKEL)              Executive Officer)

                                       Treasurer (Principal
       Gerald M. Richard*               Financial and
-------------------------------------   Accounting Officer)
         (GERALD M. RICHARD)

             Joe Grills*               Director
-------------------------------------
            (JOE GRILLS)

            Walter Mintz*              Director
-------------------------------------
           (WALTER MINTZ)

       Robert S. Salomon, Jr.*         Director
-------------------------------------
      (ROBERT S. SALOMON, JR.)

          Melvin R. Seiden*            Director
-------------------------------------
         (MELVIN R. SEIDEN)

        Stephen B. Swensrud*           Director
-------------------------------------
        (STEPHEN B. SWENSRUD)

       /s/ Arthur Zeikel                                        August 28, 1997
*By ________________________________
  (ARTHUR ZEIKEL, ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX

 EXHIBIT
NUMBER                                       DESCRIPTION
--------                                     -----------
10        --Opinion of Brown & Wood LLP, counsel to the Registrant.
11        --Consent of Deloitte & Touche LLP, independent auditors for Registrant.
17(a)     --Financial Data Schedule for Class A Shares.
  (b)     --Financial Data Schedule for Class B Shares.
  (c)     --Financial Data Schedule for Class C Shares.
  (d)     --Financial Data Schedule for Class D Shares.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

     Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
   GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Compass plate, circular                  Back cover of Prospectus and
graph paper and Merrill Lynch            back cover of Statement of
logo including stylized market           Additional Information
bull